PROSPECTUS

MORGAN CREEK GLOBAL EQUITY LONG/SHORT FUND

October 3, 2011 (as revised January 6, 2012)

301 West Barbee Chapel Road
Chapel Hill, NC 27517
(919) 933-4004

This Prospectus describes Morgan Creek Global Equity Long/Short Fund (the “Feeder Fund”).  The Feeder Fund is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.  The Feeder Fund invests all or substantially all of its investable assets in Global Equity Long/Short Master Fund (“Master Fund”), a Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company.  The Feeder Fund and the Master Fund are collectively referred to herein as the “Funds”.  Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Funds' investment adviser.

The Fund’s investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets.  In order to achieve its investment objective, the Feeder Fund, through the Master Fund which has the same investment objective, invests in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Master Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Funds cannot guarantee that their investment objectives will be achieved or that their portfolio design and risk monitoring strategies will be successful.

Town Hall Capital, LLC (the "Distributor") acts as the distributor of the shares of beneficial interest of the Feeder Fund (“Shares”) on a best efforts basis, subject to various conditions.  Investments in the Feeder Fund may be made only by "eligible investors."  Although the Shares will be registered under the Securities Act of 1933 (the "1933 Act"), generally only investors that satisfy the definitions of "accredited investor" as defined in Regulation D under the Securities Act of 1933 (the "1933 Act") and “qualified client” under the Investment Advisers Act of 1940 (the “Advisers Act”) will be eligible investors.  Eligible investors who subscribe for Shares and are admitted to the Feeder Fund by the Advisor will become shareholders ("Shareholders") of the Feeder Fund.

Shares in the Feeder Fund are generally being offered only to investors who are U.S. persons for U.S. federal income tax purposes.

The Advisor, in its role as investment adviser, owes the Funds and their shareholders a fiduciary duty to act in their best interest.

Investing in the Funds involves certain risks.  See "General Risks."

	Price to Public(1)	Sales Load	Proceeds to the Fund
Shares in the Feeder Fund	$51,000	$1,000	$50,000

(1)	Shares are offered on a best efforts basis at a price equal to their current net asset value (“NAV”). The $50,000 used in the table above is the minimum initial investment.

The Shares have no history of public trading nor is it intended that the Shares will be listed on a public exchange.

This Prospectus concisely provides information that you should know about the Funds before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  You may request a free copy of this Prospectus, annual and semi-annual reports to Shareholders when available, and other information about the Funds, and make inquiries by calling (919) 933-4004, by writing to the Funds or by visiting the password-protected website at www.morgancreekcap.com.  The Funds currently do not maintain a public website; however, they plan to do so in the future.  Additional information about the Funds and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov.  If you purchase Shares in the Feeder Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Feeder Fund (the “Agreement and Declaration of Trust”).

The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Funds.  To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Feeder Fund.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Feeder Fund.

You should rely only on the information contained in this Prospectus.  The Funds have not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is October 3, 2011.

PRIVACY POLICIES OF THE FUNDS	57

INQUIRIES	57

FINANCIAL STATEMENTS	58

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Feeder Fund.  Before investing in the Feeder Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and each Fund’s Agreement and Declaration of Trust.

The Funds
The Funds are Delaware statutory trusts.  The Feeder Fund invests all or substantially all of its investable assets in the Master Fund.  The Master Fund has the same investment objective as the Feeder Fund.  Morgan Creek Capital Management, LLC (the "Advisor") serves as the Funds' investment adviser.  The Master Fund has two additional feeder funds, Morgan Creek Global Equity Long/Short Institutional Fund and Morgan Creek Opportunity Offshore Fund, Ltd., and in the future may have other feeder funds.

The Offering
The minimum initial subscription for Shares in the Feeder Fund is $50,000 and minimum subsequent subscriptions are $25,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $5,000.  The Feeder Fund may accept subscriptions for lesser amounts in the discretion of the Advisor.

Investments in Shares will be subject to an ongoing service fee equal to 1.00% of the average quarter-end NAV of the Shares.  In addition, the Master Fund, and thus the Feeder Fund, indirectly, will pay a quarterly management fee to the Advisor at an annual rate equal to 1.00% of the net assets of the Master Fund.

Although the Shares of the Feeder Fund will be registered under the 1933 Act, the Shares will be sold only to "accredited investors" as defined in Regulation D under the 1933 Act and “qualified clients” within the meaning of Rule 205-3 under the Advisers Act.

Shares will be offered at closings (each, a "Closing") on the first Business Day of each month or at such other times as determined in the discretion of the Board.   For purposes of this Prospectus, a "Business Day" means any day that the New York Stock Exchange (“NYSE”) is open for business.  All references to Business Day herein shall be based on the time in New York City.

Investment Objective
The Feeder Fund's investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets.  The Feeder Fund cannot guarantee that its investment objective will be achieved.  If the Funds’ Board determines that the Feeder Fund's investment objective should be changed, Shareholders will be given written notice that will precede or accompany the Feeder Fund's next tender offer.  Such change, however, can be effected without Shareholder approval.  See "Investment Objective."

Investment Strategies
In order to achieve its investment objective, the Feeder Fund, through the Master Fund which has the same investment objective, invests in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon.  The Funds will invest substantially all of their assets in the Portfolio Funds managed by third-party investment managers ("Managers") selected by the Advisor, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.  The Master Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies.  Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. It should be noted that the Managers are responsible for the day-to-day decisions with regards to the management of portfolios of the Portfolio Funds, including the weightings in U.S. and foreign securities and equity securities.

While it is anticipated that the Funds will generally invest their assets in the Portfolio Funds, from time to time the Funds may invest in exchange-traded funds (“ETFs”) or enter into total return swaps or other structured transactions instead of investing in Portfolio Funds.  In addition, the Advisor may seek to manage market, interest rate or currency risk through the direct use of options, futures, or other derivatives in order to reduce the overall volatility of the Funds’ portfolios.  Although all or substantially all of the Feeder Fund's investments are made through the Master Fund, this Prospectus generally refers to the Feeder Fund's investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

The Advisor allocates the Funds' assets among Portfolio Funds using the knowledge and experience of the Advisor to assess Portfolio Funds and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.

The Funds generally anticipate in normal market conditions additionally investing in the following:  (i) hedge funds, (ii) real estate securities and funds, (iii) investment vehicles engaging in fixed income strategies, (iv) investment vehicles engaging in distressed debt security strategies, and (v) emerging market securities funds.  The Funds anticipate investing in only some of these investment vehicle types and strategies at any one time and switching among these investment vehicles and strategies based on the Advisor's evaluation of market conditions and the assets it believes will be successful in light of these conditions.  With the exception of the long/short equity investment policy described above, the Funds are not required to invest any particular percentage of their assets in any single Portfolio Fund, type of investment vehicle or strategy or any combination of the foregoing.  See "Investment Strategies."

Because the Funds will be subject to the investment constraints of the Internal Revenue Code (the "Code") to take advantage of the pass-through tax treatment offered by certain provisions of the Code, the Advisor generally will limit Funds’ investments to non-U.S. Portfolio Funds.  Furthermore, the Advisor will limit the Funds’ investments in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities. See "Investment Strategies."

Performance	Because the Fund has not yet commenced investment operations, no performance information is available for the Fund at this time.

Risk Factors
Although the Funds' investment program is designed to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the investment program does entail risk.  There can be no assurance that the investment objective of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.

A summary of certain risks associated with an investment in the Funds is set forth below.  Because the Feeder Fund invests all or substantially all of its investable assets in the Master Fund, the risks associated with an investment in the Feeder Fund are substantially the same as the risks associated with an investment in the Master Fund; therefore, the risks described in this Prospectus are hereinafter referred to as the risks of the "Funds." See "General Risks" for a more detailed description of risks applicable to an investment in the Funds.

•
Investments in Portfolio Funds are illiquid, their marketability is restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or early withdrawal fees.  The Funds' ability to withdraw monies from, or invest monies in, Portfolio Funds with such restrictions will be limited and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market condition such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Funds.  It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  See "Additional Risks – Risks Related to the Master and Feeder Funds – Liquidity of Shares" and "Additional Risks – Risks Related to Portfolio Funds – Limited Liquidity."

•
The Funds and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies.  Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds.  In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes.  The use of such instruments, leverage and techniques may be an integral part of a Portfolio Fund's investment strategy, and may increase the risk to which the Funds' portfolios are subject.  See "Additional Risks – Risks Related to Portfolio Funds."

•
The Portfolio Funds may invest a substantial portion of their assets in securities of foreign issuers and the governments of foreign countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments.  See "Investment Policies and Practices – Emerging Market Securities" in the Statement of Additional Information (“SAI”).

•
The Advisor may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in managing the Funds.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.  See "Additional Risks – Risks Related to Investment Strategies – Leverage."

•
The Funds have no operating history as investment companies registered under the 1940 Act or as master and feeder funds. In addition, certain of the Portfolio Funds in which the Funds invests may have limited or no operating histories. See "Additional Risks – Risks Related to the Master and Feeder Funds – No Operating History" and "Additional Risks – Risks Related to Portfolio Funds – No Prior Operating History."

•
Legal, tax and regulatory changes may occur which may materially adversely affect the Funds. See "Additional Risks – Risks Related to the Master and Feeder Funds – Legal and Regulatory Risks" and "Certain Tax Considerations."Additionally, there are certain tax risks associated with an investment in the Funds, including without limitation with respect to tax positions taken by and tax estimates made by the Funds and the Portfolio Funds held by the Funds, as well as the potential for legislative or regulatory change that could impact the Funds. See "Certain Tax Considerations."

•
With respect to the Funds' investments in Portfolio Funds, the Managers charge the Portfolio Funds asset-based fees, and certain Managers are also entitled to receive performance-based fees or allocations, even if the Funds’ overall returns are negative. Such fees and performance-based compensation are in addition to the fees charged to the Funds by the Advisor. Moreover, an investor in the Feeder Fund bears a proportionate share of the expenses of the Master Fund, and indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable. Performance-based allocations charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Funds to a Manager based on a Portfolio Fund's positive returns even if the Funds' overall returns are negative. See "Additional Risks – Risks Related to Portfolio Funds – Performance Fees and Management Fees."

•
Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Funds as investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act. Managers may not be registered as investment advisers under the Advisers Act, in which case the Funds as investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act. See "Additional Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and the Advisers Act."

•
Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators. A Manager may face a conflict of interest in valuing such securities since their values affect the Manager’s compensation. The Advisor reviews the valuation procedures used by each Manager and the Advisor will monitor the returns provided by the Portfolio Funds, including performing ongoing due diligence. However, the Advisor is not able to confirm or review the accuracy of valuations provided by the Managers or their administrators. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares, which determines the value at which new Shareholders are admitted and the amounts Shareholders receive upon any repurchases of Shares by the Feeder Fund. Illiquid investments may be harder to value, potentially increasing risks regarding valuation. See "Calculation of Net Asset Value; Valuation" and "Additional Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

•
Because certain Portfolio Funds in which the Funds invest may provide infrequent opportunities to purchase their securities, the Funds may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Funds' investment returns.  See "Investment Strategies."

Board of Trustees
The Funds’ Boards have overall responsibility for monitoring and overseeing each Fund's investment program and its management and operations.  Each Board has the same Trustees and, for purposes of this Prospectus, collectively the Boards are referred to as the “Board.”   A majority of the Trustees are "Independent Trustees" who are not "interested persons" (as defined by the 1940 Act) of any Fund, the Advisor or Distributor.  See "Management of the Funds – Trustees and Officers" in the SAI.

The Advisor
The Feeder Fund and the Master Fund are each managed by Morgan Creek Capital Management, LLC, a North Carolina limited liability company registered as an investment adviser under the Advisers Act.  The Advisor provides certain day-to-day investment management services to the Funds.  The address of the Feeder Fund, the Master Fund and the Advisor is 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517 and the telephone number at such address is 919-933-4004. See "Management of the Funds – Advisor," "– Advisory Agreements."

The Advisor also acts as servicing agent to the Feeder Fund (“Servicing Agent”), whereby it provides or procures certain shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Feeder Fund and administrative assistance. The Advisor, acting in the capacity of Servicing Agent, may, in turn, retain certain parties to act as sub-servicing agents (“Sub-Servicing Agents”) to assist with investor servicing and administration. The Feeder Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-servicing agents, the Servicing Agent compensates such sub-servicing agents out of its own resources.

Provided herein is a composite showing the historical performance of client accounts managed by the Advisor according to the same investment objective and substantially similar investment strategies and policies as those of the Fund.  See “Management of the Funds.”

Fees
The Advisor will receive a quarterly fee, payable quarterly in arrears based on the net assets of the Master Fund as of the last Business Day of such quarter, in an amount equal to an annual rate of 1.00% of the Master Fund’s net assets.  If contributions are made to the Feeder Fund during the quarter, the management fee will be prorated. The Feeder Fund will not pay a fee to the Advisor (at the Feeder Fund or Master Fund level) so long as the Feeder Fund remains in the master-feeder structure.   In consideration for investor services and administrative assistance, the Feeder Fund pays the Advisor, as Servicing Agent, a quarterly servicing fee (“Servicing Fee”) based on the average month-end net assets of the Feeder Fund over the course of the applicable quarter. The Servicing Fee equals 1.00% (on an annualized basis) of the Feeder Fund’s average month-end net assets, payable quarterly in arrears. The Servicing Agent may engage one or more Sub-Servicing Agents to provide some or all of the services. Compensation to any Sub-Servicing Agent is paid by the Advisor as Servicing Agent. The Advisor or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents. The Funds also pay the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the "Administrative Fee").  The Administrative Fee is paid out of and reduces the Funds' net assets.  See "Administration, Accounting and Investor Services Agreements."

Custodian	State Street Bank and Trust Company serves as the Funds' custodian (the "Custodian"). See "Custodian."

Administrator
State Street Bank and Trust Company has been appointed by the Funds to provide certain administrative, accounting, transfer agency and investor services to the Funds.  Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, are paid by the Funds.

Distribution Agreement
The Feeder Fund has entered into a Distribution Agreement (the "Distribution Agreement") with Town Hall Capital, LLC (the "Distributor"), an affiliated person of the Advisor, to provide for distribution of the Shares.  The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, Shares on behalf of the Feeder Fund on a best efforts basis.  The Distributor may engage various brokers, dealers, banks and other financial intermediaries (“Selling Agents”) to sell Shares.  Selling Agents may impose fees, terms and conditions on investor accounts and investments in the Feeder Fund that are in addition to the terms and conditions imposed by the Funds.  Any fees, terms and conditions imposed by the Selling Agents may affect or limit an investor's ability to subscribe for Shares or tender Shares for repurchase or otherwise transact business with the Feeder Fund.

Selling Agents that are members of the Financial Industry Regulatory Authority, Inc. ("FINRA") may not accept any compensation in connection with the Feeder Fund's Shares that exceeds the regulatory limits set by FINRA.  See "Plan of Distribution."

Purchasing Shares	Shares will be offered at their NAV and may be purchased on the first Business Day of each calendar month, except that the Feeder Fund may offer Shares more frequently as determined by the Board.

An investor's subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Feeder Fund until such time as the Feeder Fund offers to repurchase the Shares in a tender offer.  The Board may, in its discretion, cause the Feeder Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder's Shares, as a result of repurchase or transfer by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder's initial subscription amount).

Eligibility
The Feeder Fund intends to sell its Shares only to prospective investors who meet the definition of "accredited investor" as defined in Regulation D under the 1933 Act and “qualified client” as defined in the Advisers Act.  Investors meeting these requirements are referred to in this Prospectus as "eligible investors."   See "eligible investors."

Transfer Restrictions
There is no public market for Shares and none is expected to develop.  The Feeder Fund will not list its Shares on a stock exchange or similar market.  With very limited exceptions, Shares are not transferable and liquidity for investments in Shares may be provided only through periodic tender offers by the Feeder Fund, as described below. An investment in the Feeder Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.  See "Eligible Investors," "Purchasing Shares" and "Repurchases of Shares – Transfers of Shares."

No Redemptions; Repurchases of Shares by the Funds
The Feeder Fund is a closed-end management investment company.  Shareholders of the Feeder Fund will not have the right to redeem their Shares.  No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Feeder Fund to redeem their respective Shares.  The Feeder Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as its Board may determine in its sole discretion.  In determining whether the Feeder Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisor currently expects that it will generally recommend to the Feeder Fund’s Board that the Feeder Fund offer to repurchase Shares from Shareholders quarterly on March 31, June 30, September 30 and December 31.  The Feeder Fund will require that each tendering Shareholder tender a minimum of $50,000 worth of Shares. However, the Feeder Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

Taxation
The Feeder Fund and the Master Fund each expects to qualify, and to continue to qualify, as a regulated investment company (“RIC”) under Subchapter M of the Code. For each taxable year that the Funds so qualify, the Funds are not subject to federal income tax on that part of their taxable income that they distribute to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Feeder Fund will distribute substantially all of its net investment income and gains to Shareholders.  These distributions generally will be taxable as ordinary income to the Shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.  The Feeder Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Certain Tax Considerations – Distributions to Shareholders.”

Subchapter M imposes strict requirements for the diversification of the Funds’ investments, the nature of the Funds’ income and the Funds’ distribution and timely reporting of income and gains.

Conflicts of Interest
The investment activities of the Advisor, the Managers, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that potentially could disadvantage the Feeder Fund and its Shareholders. The Advisor and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Feeder Fund’s investment program or that replicate certain asset classes within the Feeder Fund’s investment program. The Advisor and other Related Parties, are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Feeder Fund or the Shareholders. In addition, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Managers or Portfolio Funds that are either already a part of the Master Fund’s portfolio or that may be appropriate for investment by the Master Fund. In some cases, these Portfolio Funds may be capacity constrained. The Related Parties are under no obligations to provide the Master Fund with capacity with respect to these Portfolio Funds and, accordingly, the Master Fund may not have exposure or may have reduced exposure with respect to these Portfolio Funds that may be used in other portfolios managed by Related Parties. The Master Fund’s and the Feeder Fund’s operations may give rise to other conflicts of interest that could disadvantage the Feeder Fund and the Shareholders. See “Conflicts of Interest” and “Conflicts of Interest Relating to the  Managers” in the SAI.

Employee Benefit Plans and Other U.S. Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Shares.  A Fund's assets will not be deemed to be "plan assets" for purposes of ERISA because various rules that apply to the plans themselves do not under certain circumstances apply to the investment vehicles that the plan assets invest in and the service providers of such investment vehicles.

Reports to Shareholders
The Feeder Fund furnishes to Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Feeder Fund prepares and transmits to Shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on a quarterly basis regarding the Feeder Fund’s operations during each quarter.  See "Reports to Shareholders" in the SAI and "Certain Tax Considerations" in this Prospectus.

Anti-Takeover Provisions
Each Fund’s Agreement and Declaration of Trust include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of Shares of opportunities to sell their Shares at a premium over the then-current NAV.  See “Additional Risks – Risks Related to the Master and Feeder Funds – Anti-Takeover Provisions in the Agreement and Declaration of Trust.”

Counsel for the Fund and the Advisor
Seward & Kissel LLP has been retained as counsel for the Funds and the Advisor.   Each potential investor should consult its own legal, tax and other advisors in connection with an investment in the Feeder Fund.  See “Accountants and Legal Counsel” in the SAI.

Auditors	Ernst & Young LLP (the “Auditor”) has been retained as the Funds’ independent registered public accounting firm. See “Accountants and Legal Counsel” in the SAI.

Term	Each Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Agreement and Declaration of Trust.

Fiscal Year	For accounting purposes, each Fund’s fiscal year is the 12-month period ending on March 31.

SUMMARY OF FUND’S EXPENSES

The following table illustrates the approximate expenses and fees that Shareholders in the Feeder Fund are expected to bear directly or indirectly.

SHAREHOLDER TRANSACTION FEES

Maximum Sales Load (as a percentage of the offering price) (1)	2.00%

ANNUAL FUND EXPENSES (as a percentage of average net assets)
Management Fees (2)	1.00%
Other Expenses	1.82%
Fund Servicing Fee (3)	1.00%
Other Feeder Fund Expenses (4)	0.82%
Total Annual Fund Expenses	2.82%
Fee Waiver and Expense Reimbursement (5)	(0.47)%
Acquired Fund Fees and Expenses (6)	4.19%
Total Annual Fund Expenses After Fee Waiver and Expense Reimbursement	2.35%

TOTAL ANNUAL FUND EXPENSES	6.54%

(1)
Generally, the stated minimum initial investment in the Fund is $50,000, which stated minimum may be reduced for certain investors. Shareholders purchasing Shares may be charged a sales load of up to 2% of the Shareholder’s subscription. The table assumes the maximum sales load is charged. Investments will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
Less than $249,999	2%
$250,000-$499,999	1.5%
$500,000-$999,999	1.0%
$1,000,000-$4,999,999	0.5%
$5,000,000 or more	None

The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors. See “Plan of Distribution.”

(2)
The “Management Fee” reflects the expenses of both the Feeder Fund and the Master Fund.  As a contractual matter, the Feeder Fund will not directly pay a management fee to the Advisor so long as the assets of the Feeder Fund are invested in the Master Fund; however, the Feeder Fund's Shareholders will bear an indirect share of the Master Fund's annualized management fee of 1.00% of the Funds' average net assets, through its investment in the Master Fund.

(3)
In consideration for investor services and administrative assistance, the Feeder Fund pays the Advisor, as Servicing Agent, a quarterly servicing fee (“Servicing Fee”) based on the average month-end net assets of the Feeder Fund over the course of the applicable quarter. The Servicing Fee equals 1.00% (on an annualized basis) of the Feeder Fund’s average month-end net assets, payable quarterly in arrears. The Servicing Agent may engage one or more Sub-Servicing Agents to provide some or all of the services. Compensation to any Sub-Servicing Agent is paid by the Advisor as Servicing Agent.

(4)
Other Expenses include direct expenses of the Feeder Fund as well as indirect expenses of the Master Fund.  Because the Feeder Fund and Master Fund have no prior history, expenses are based on estimated average Master Fund assets of $148,125,000 and estimated average Feeder Fund assets of $53,125,000.  The Advisor will pay the Fund’s expenses categorized as organizational costs. The Funds will amortize their offering costs over a 12-month period.

(5)
The Advisor has contractually agreed to pay certain operating expenses of each Feeder Fund in order to maintain certain expenses at or below 2.35%, excluding amortization of acquired fund fees and expenses of the Feeder Fund's average net assets until December 31, 2012.  This expense reimbursement agreement may not be terminated before December 31, 2012 and may be terminated thereafter by either party upon 60 days’ prior written notice. Expenses borne by the Advisor are subject to reimbursement by the Feeder Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Feeder Fund at any time if it would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of the Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Master Fund level) other than: (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Master Fund, (iii) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses).

(6)
The "Acquired Fund Fees and Expenses" include the Feeder Fund's share of operating expenses and performance-based incentive fees of the underlying Portfolio Funds as well as any direct fees charged by such Portfolio Funds (e.g., early withdrawal fees) in which the Master Fund invests.  Fees and expenses incurred by Portfolio Funds are not subject to the expense limitation described in note (5).  The costs to be incurred at the underlying Portfolio Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses.  Each Portfolio Fund's expenses will vary.  In addition, the underlying Portfolio Funds will also incur trading expenses, including interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Managers in order to seek to enhance or preserve the Portfolio Funds' returns.  Approximately 4.19% of the estimated Acquired Fund’s Fees and Expenses represent the Feeder Fund's pro rata share of costs incurred at the underlying Portfolio Fund level, which consists of approximately 1.56% in management fees, approximately 1.70% in other expenses (such as trading expenses) and approximately .92% in incentive fee allocations.  The fees and expenses disclosed above are based on historic earnings of the Portfolio Funds, which may (and which are expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.  In addition, the Portfolio Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses.  Generally, fees payable to Managers are estimated to range from 0% to 3% (annualized) of the average NAV of the Master Fund's investment in such Portfolio Funds.  In addition, certain Managers of the Portfolio Funds charge an incentive allocation or fee generally ranging from 0% to 30% of a Portfolio Fund's net profits. These fees payable to Managers are estimates and may be higher or lower than the numbers shown.

Example for the Feeder Fund

The following example is intended to help you compare the cost of investing in the Feeder Fund with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Feeder Fund.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS
$93	$245

The example is based on the estimated fees and expenses incurred by the Feeder Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The rate of return of the Feeder Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the management fee paid by the Feeder Fund.

THE FUNDS

The Feeder Fund invests all or substantially all of its investable assets in the Master Fund.   The Feeder Fund is a Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Feeder Fund.  The Master Fund is a Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company. For convenience, reference to the Feeder Fund may include the Master Fund as the context requires.

The Funds have been registered investment companies since August 27, 2010.  Pursuant to a series of transactions to be completed in October 2011, a previously operating privately offered investment fund that followed substantially identical investment policies to the Feeder Fund and Master Fund contributed substantially all of its assets to the Master Fund in exchange for interests in the Master Fund.  The new structure is shown below.

The Funds are specialized investment vehicles that combine many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company.  Private investment funds, such as hedge funds, are commingled investment pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors.  The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations.  Registered closed-end investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds.  These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors.  The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

The Feeder Fund is similar to a private investment fund in that, through its investment in the Master Fund, it is actively managed and its interests are sold to eligible investors (primarily high net worth individual and institutional investors, as defined below, subject to applicable requirements).  Unlike many private investment funds, however, the Funds are registered closed-end investment companies and can offer interests without limiting the number of eligible investors that can participate in its investment program.  The structure of the Funds is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Funds to the limitations on the number of investors and the manner of offering faced by many of those funds.

USE OF PROCEEDS

The Advisor currently anticipates that the Funds will be able to invest substantially all of the net proceeds of this offering in Portfolio Funds and securities that meet the Funds' investment objective within approximately three months after the completion of the initial offering. The Advisor believes a three-month investment period is in the best interests of the Funds in order to provide the Funds the flexibility to invest the proceeds of the offering in the most opportunistic manner, in light of the nature of the market for interests in potential Portfolio Funds and current market conditions.  Moreover, given the current economic environment, the Advisor believes that the flexibility of investing the Funds' assets over a three-month period may permit the Funds to invest in Portfolio Funds and securities at more favorable prices, although no assurance can be given in this regard.  Pending such investment, it is anticipated that the proceeds will be invested in high-quality money market securities.

INVESTMENT OBJECTIVE

The Feeder Fund's investment objective is to generate attractive long-term returns relative to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets.  In order to achieve its investment objective, the Feeder Fund, through the Master Fund which has the same investment objective, allocates to private funds or other pooled investment vehicles (collectively, the “Portfolio Funds”) that practice long and short equity investment strategies.  “Portfolio Funds”, as used through this Prospectus refers to limited partnership, limited liability companies or other funds and investment vehicles that are private and issued interest to investors that meet certain suitability standards. The Feeder Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk management strategies will be successful.

If the Funds’ Board determines that the Funds' investment objectives should be changed, Shareholders will be given written notice that will precede or accompany such Fund's next tender offer with such change to be effective on the Business Day immediately following the applicable date (i.e., the last Business Day of March, June, September and December, (“Valuation Date”)) for such tender offer.  Such change, however, can be effected without Shareholder approval.  Except as otherwise stated in this Prospectus or each Fund's Agreement and Declaration of Trust (each, an “Agreement and Declaration of Trust”), the investment policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Shareholders.  The Funds' principal investment policies and strategies are discussed below.  Whenever the Master Fund holds a shareholder vote, the Feeder Fund will pass the vote through to its own shareholders.

The Feeder Fund invests all or substantially all of its investable assets in the securities of the Master Fund, through which the Feeder Fund pursues its investment objective.  Although all or substantially all of the Feeder Fund's investments are made through the Master Fund, this Prospectus generally refers to the Feeder Fund's investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

INVESTMENT STRATEGIES

The Funds seek to achieve their investment objective by investing substantially all of their investable assets in Portfolio Funds. The Portfolio Funds are managed by third-party investment managers ("Managers") selected by the Advisor. The Master Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies.  Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities.

While it is anticipated that the Funds will generally invest their assets in Portfolio Funds, from time to time, the Funds also may invest in ETFs or enter into total return swaps or other structured transactions instead of investing in Portfolio Funds.  In addition, the Advisor may seek to manage market, interest rate or currency risk through the direct use of options, futures, or other derivatives in order to reduce the overall volatility of the Funds’ portfolios.  The Advisor may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in managing the Funds.

The Advisor looks to leverage its relationships with Managers to provide insights on the relative attractiveness of investment markets and employ an opportunistic allocation discipline.  The experience, track record and reputation of the Advisor may enable the Funds to gain access to Managers often not available to most investors.

The Funds invest in multiple Portfolio Funds in part to seek to mitigate portfolio manager specific risk, and allow for a more diversified approach to investing by reducing the impact of any single decision on the Master Fund's overall portfolio.  The Fund utilizes generalist Managers as well as sector or regional Managers across multiple disciplines.  Building off a core of Managers, the Advisor selectively allocates capital to emerging Managers where the Advisor has a previous relationship or knowledge of such Manager.

Investment Methodology. The Advisor focuses on the continual identification of the highest caliber investment firms by exploiting its large proprietary networks of alternative investment firms created over multiple decades of experience in hiring and funding some of the leading individuals in the hedge fund business.  The Advisor employs a dedicated team of investment professionals with extensive backgrounds in the study of alternative investment approaches and techniques and has relationships with a large network of managers, peers, service providers and other investors.

Manager evaluation involves qualitative review and quantitative analysis.  The Advisor attempts to identify the Managers’ unique skill, or “edge.”  The Advisor also analyzes past performance and a Manager's ability to adapt to changing market environments.  Portfolio construction focuses on the balance between long-term strategic allocations to particular investment styles and techniques and shorter-term tactical allocation decisions in an attempt to capitalize on market inefficiencies and opportunities.

The Advisor monitors Managers by reviewing reported performance numbers and by performing various statistical analyses.  The Advisor also maintains close professional relationships with the Managers retained by the Funds, which assists in monitoring and assessing any changes in a Manager’s organization, strategy and personnel.

Portfolio Funds. The Advisor will allocate assets to Portfolio Funds based upon, among other things, quantitative information and risk management guidelines that seek to maintain what the Advisor believes is an appropriate level of diversification.  The Advisor will generally not invest more than 10% of the net assets of the Master Fund with any single Manager (measured at the time of investment). The Advisor will conduct ongoing reviews of each Portfolio Fund's strengths and weaknesses and make allocations and reallocations of assets based upon an ongoing evaluation of the strengths and weaknesses, changes in the investment strategies or capabilities of Portfolio Funds, changes in market conditions and performance.   Each Portfolio Fund will generally be selected based upon its investment strategy and trading styles, organizational depth, risk management techniques/processes, longevity, ability to generate attractive risk-adjusted returns and other criteria.  The Advisor anticipates that the number and identity of Portfolio Funds will vary over time, at the Advisor's discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds.  The Advisor may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, shareholders of the Funds.

Because the Funds will be subject to the investment constraints of the Code to take advantage of the pass-through tax treatment offered by certain provisions of the Code, the Advisor generally will limit the Funds’ investments to non-U.S. Portfolio Funds.

Portfolio Funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets, which consist primarily of equities.  The investment approaches and techniques pursued by Portfolio Funds are of an extremely wide range.  Major categories include:

•	relative value — seeks to profit from mispricing of financial instruments relative to each other or historical norms;

•	event driven — concentrates on companies that are subject to corporate events such as takeovers or bankruptcies;

•	fundamental long/short — involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value; and

•	directional trading — seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

Certain types of Portfolio Funds generate fairly stable returns in most market environments.  These Portfolio Funds generally include funds in the relative value and event driven categories.  Other types of Portfolio Funds seek to capitalize on movements in the underlying markets and are, thus, exposed to the direction of those markets.  These Portfolio Funds generally include funds in the fundamental long/short and directional trading categories.  The Funds may invest in Portfolio Funds managed by Managers that pursue any single type of investment strategy or a combination of strategies.  The Funds may periodically seek exposure to particular Portfolio Funds engaging in directional strategies to capitalize on temporary market opportunities.

Manager Techniques. The Advisor may emphasize certain techniques that the Advisor believes are more likely to be profitable than others due to their assessment of prevailing market conditions.  Based upon the number of available Portfolio Funds pursuing an investment technique and the Advisor's view of the investment potential and diversification benefits of such technique, certain of the Portfolio Funds selected by the Advisor may be allocated substantially larger portions of the Fund's assets than other Portfolio Funds.  These techniques seek to maintain varying degrees of directional exposure to equity markets, based on the Advisor’s assessment of the market conditions and underlying company fundamentals.

In allocating assets to Portfolio Funds, the Advisor determines which investment techniques should be included in the Funds' investment portfolio (based on its evaluation of market conditions) and the amount of the Funds' assets to be allocated to such techniques.  The Advisor may take into account a number of factors when considering a Manager's ability to manage assets using a particular investment technique or techniques, including: the length of the Manager's experience in that technique; qualitative judgments of the Manager's organizational structure, professional depth and stability, internal controls and risk management and valuation procedures; the Manager's capacity to manage assets in that technique; and quantitative analysis of the Manager's historical performance.   The Funds may allocate assets to more than one Portfolio Fund sponsored by the same Manager, such as in the event that a Manager sponsors Portfolio Funds in various asset classes or if the existing Portfolio Fund is no longer open or available for direct investment by the Funds but is sponsoring a successor Portfolio Fund with the same or similar technique.

Asset Classes. In the aggregate, the Funds' exposures through the Portfolio Funds will be primarily to publicly-traded equities, but may include a broad array of other securities and financial instruments, including publicly-traded equity and debt, private and restricted securities, distressed investments, commodities, real estate and mortgage-related securities, other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps and options.  Issuers may be located in any country, in both developed and emerging markets.  The Portfolio Funds may in some cases hedge currency risks.

Sectors. Particularly when considering Portfolio Funds that focus on equities, the Advisor may seek to allocate broadly among investment styles or sectors to better manager volatility.  These styles may include, among others, growth/value and a variety of sectors including, but not limited to, Energy/Natural Resources, Healthcare, Financials, Technology and Real Estate.

Regions. The Master Fund will be composed of Portfolio Funds that invest across global markets, including both developed and emerging markets.  To better understand the global nature of the Portfolio Funds, one can reference the countries included in the MSCI World Index as a proxy for the various regions in which the Fund can invest.  While country exposure will change depending on the market environment and the Managers’ views of the prevailing opportunity set, Portfolio Funds will typically have exposure to regions including, but not limited to, the U.S., Western Europe, Asia and various emerging markets.

Investment Process

The Advisor’s investment process consists of three separate yet integrated due diligence teams: Investment Due Diligence, Operational Due Diligence and Risk Due Diligence. The Advisor promotes a culture that encourages dialogue, discussion, and debate and this open exchange of ideas is critical to educate and raise awareness in the investment process.

Investment Due Diligence. It is the responsibility of the Advisor to research and identify Managers.  The Advisor allocates the Funds’ assets among Managers using its diverse knowledge and experiences to assess the capabilities of the Managers and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.  The Advisor intends to focus on asset allocation, manager selection and portfolio construction to accomplish the investment objective described above.  Our business model is built on the premise that the majority of excess investment returns are generated through asset allocation, not through individual security selection.

The investment due diligence process consists of both quantitative and qualitative assessments which include risk profile, exposure tracking, alpha sourcing, managing beta and volatility and various other risk scenarios.  The Advisor requests information from each Manager regarding the Manager's historical performance and investment strategy.  The Advisor also requests detailed portfolio information on a continuing basis from each Manager retained on behalf of the Funds.

In addition, the Advisor and Funds do not control any of the Managers, their choice of investments, or any other investment decisions.  The investments of the Funds will always be made pursuant to written disclosures from, and/or agreements with, a Manager that will provide, among other things, guidelines by which the Manager will make its investment decisions.  However, while each Manager undertakes to follow specified investment programs, it is possible that a Manager could deviate from such program, and such deviation could result in a loss of all or part of the Funds’ investments.

Operational Due Diligence. The Advisor’s operational due diligence team, under the direction of the Operational Due Diligence Committee, is embedded throughout the investment process and provides an independent and ongoing analysis that supports the execution of the investment thesis.  The Operational Due Diligence process consists of (1) Initial Due Diligence, (2) on-site Due Diligence visits, (3) Ongoing Due Diligence, and (4) Monthly/Quarterly/Annual Valuation Processes.

Risk Due Diligence. Risk due diligence is primarily focused on providing ongoing risk measurement, in addition to providing quantitative and qualitative analytical support for the Investment Due Diligence process.  Risk due diligence utilizes internal tools and resources and may also draw on external providers of risk measurement and analytics.

Limits. The Advisor will limit Funds’ investments in any one Portfolio Fund to less than 5% of a Portfolio Fund’s outstanding voting securities. In addition, the Advisor may seek to manage market, interest rate or currency risk through the direct use of options, futures or other derivatives in order to reduce the overall volatility of the Funds’ portfolio.  Further, as part of their normal operations, the Funds may hold high-quality money market securities pending investments or when it expects to need cash to pay Shareholders who tender their Shares.

Non-Diversified Status. The Funds are considered non-diversified companies under the 1940 Act and may thus concentrate their assets in fewer issuers than a fund that is organized as a "diversified" fund under the 1940 Act.

Manager Investment Techniques

The Funds generally invest at least 80% of their assets in Portfolio Funds that will primarily engage in long/short equity strategies. Long/short equity strategies involve buying securities, groups of securities, or overall markets (called "going long") in the expectation that they will increase in value while simultaneously selling them ("going short") in the expectation that they will decrease in value.  These strategies are often categorized by the proportion of the total portfolio held long vs. held short.  When the majority of the portfolio is held long, the portfolio is characterized as "net long."  When the majority of the portfolio is held short, the portfolio is characterized as "net short."  When the long and short positions are relatively balanced, the portfolio is characterized as "market neutral."  The strategies may also use leverage or hedging to enhance returns and/or manage risk.  The Portfolio Funds may invest in any type of long/short strategy.

The Funds generally anticipate, in normal market conditions, investing in Portfolio Funds managed pursuant to a number of other investment strategies.  These indicative strategies, as well as other Portfolio Funds following other strategies that the Portfolio Funds may invest in from time to time, are described in more detail below.  The Funds anticipate investing in Portfolio Funds following only some of these strategies at any one time and switching among these strategies based on the Advisor's evaluation of market conditions and the assets it believes will be successful in light of these conditions.

Leverage. Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including direct borrowing, margining (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), short selling and the use of futures, warrants, options and other derivative products.  To the extent that a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of a Portfolio Funds (and therefore the Funds') net assets will decrease.

Short Selling. Managers may engage in short selling on behalf of the Portfolio Funds they manage. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities.

Global Tactical Asset Allocation (“GTAA”) Strategies.  GTAA is a multi-asset class strategy that seeks to generate returns by adjusting exposures to global equity, bond, commodity, and currency markets.  Quantitative models are employed to identify trends in valuation, cyclical, and momentum factors across various markets, with exposure in the strategies adjusted to take advantage of the most attractive opportunities.  Derivatives are typically used in order to gain exposure to the underlying markets quickly and efficiently.  GTAA strategies can either be used as a stand-alone investment strategy or as an "overlay" to adjust the overall exposures of an entire investment portfolio.  The Portfolio Funds may utilize GTAA in either of these capacities.

Event-Driven Strategies. Managers may invest in companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions.

GENERAL RISKS

Types of Investments and Related Risks

The Portfolio Funds may invest in the following types of investments:

Equity Securities. Domestic equity securities are publicly-traded equity securities issued by U.S. companies. These securities will typically trade on the NYSE, American Stock Exchange (“AMEX”) or the NASDAQ Stock Market (“Nasdaq”), although they may trade on other exchanges and/or markets as well.  Investments in this asset class may include long/short funds, mutual funds and ETFs.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio Funds have exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Securities. Preferred securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities.

Fixed Income Securities.   The value of fixed income securities in the Portfolio Funds' portfolio could be affected by the credit quality of the issuer and interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Recent adverse conditions in the credit markets may cause interest rates to rise.

Foreign Securities. Foreign equity securities are publicly-traded equity securities issued by foreign companies.  They include American Depositary Receipts (“ADRs”) of foreign companies, which are generally securities issued in the United States and traded on U.S. exchanges but that represent ownership of a foreign corporation.  They also include securities issued by funds that focus on a particular country or region of the world, including long/short funds, mutual funds and ETFs.  The Portfolio Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio Funds' investment opportunities.

Distressed Debt. Distressed debt securities are debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low quality credit instruments.  Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  The Portfolio Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

High Yield Securities.  The Portfolio Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns.  As a result, the Portfolio Funds may lose all or substantially all of their investment in any particular instance, which would have an adverse effect on Shareholders.  In addition, there is no minimum credit standard which is a prerequisite to the Portfolio Funds' acquisition of any security, and the debt securities in which the Funds are permitted to invest may be less than investment grade and may be considered to be "junk bonds."  Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Global Bonds. Global bonds are debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The Funds may invest in Portfolio Funds that hold global fixed income portfolios and/or emerging market debt securities. These debt securities may include non-investment grade securities (which might compose all or a portion of this allocation).

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio Fund is called for redemption or conversion, the Portfolio Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.  Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Portfolio Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed and asset-backed securities are mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).  In addition, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) may also be subject to call risk and extension risk.  For example, homeowners have the option to prepay their mortgages.  Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).

Foreign Currency.  The Portfolio Funds may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Real Estate.  Real Estate Investment Trusts (“REITs”) and real estate funds are subject to risks associated with the ownership of real estate.  The recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Portfolio Funds' investment opportunities.  Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Portfolio Funds and reduce the value of the underlying properties.

Private Equity. Investment in private equity involves the same types of risks associated with an investment in any operating company.  However, securities issued by private partnerships may be more illiquid than securities issued by other funds generally, because the partnerships' underlying investments tend to be less liquid than other types of investments.

Commodities. Commodities are assets that have tangible properties.  Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and "soft" products (e.g., sugar, coffee, cocoa, cotton).  Commodities can be traded on a "spot" basis (i.e., price for immediate delivery) or on a "futures" basis (i.e., price for delivery at a specified future date).  Most commodity investments involve buying or selling futures rather than transacting in the spot market.  A rise in price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer.  Similarly, a decline in price will benefit a futures seller.  The Funds may seek to invest with Managers who engage in commodity futures trading.  In addition, the Portfolio Funds may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit."  Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Portfolio Funds are willing to effect trades at or within the limit, which may hinder the ability of the Portfolio Funds to trade.

Futures Transactions.   The Portfolio Funds may invest in futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets.  This is the case even if the exchange is formally "linked" to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets.  Moreover, such laws or regulations will vary depending on the country in which the transaction occurs.

The principals who deal in the futures markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Portfolio Funds due to unusually high trading volume, political intervention or other factors.  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Manager would otherwise recommend, to the possible detriment of the Portfolio Funds.  Market illiquidity or disruption could result in major losses to the Portfolio Funds.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Portfolio Fund will be required to make margin payments to a Futures Commission Merchant for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Forward Contracts. The Portfolio Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.  Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.  Forward contracts are transactions involving the Portfolio Funds' obligation to purchase or sell a specific instrument at a future date at a specified price.  Forward contracts may be used by the Portfolio Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Manager anticipates purchasing or selling a foreign security.  For example, this technique would allow a Portfolio Fund to "lock in" the U.S. dollar price of the security for the Portfolio Fund.  Forward contracts may also be used to attempt to protect the value of the Portfolio Funds' existing holdings of foreign securities.  Forward contracts may also be used for non-hedging purposes to pursue the Portfolio Funds' investment objective, such as when a Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Funds' portfolio.  There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

Counterparty Arrangements. In selecting counterparties to transactions in which the Portfolio Funds will engage, including but not limited to, currency hedging transactions and borrowings under lines of credit it may have in place, a Manager typically has the authority to and will consider a variety of factors in addition to the price associated with such transactions.  Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility.  If a Manager determines that the counterparty's transaction costs are reasonable overall, the Portfolio Funds may incur higher transaction costs than they would have paid had another counterparty been used.

To the extent that the Portfolio Funds engage in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, they must rely on the creditworthiness of their counterparties under such transactions.  In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions including swap contracts.  In the event of the insolvency of a counterparty, the Portfolio Funds may not be able to recover their assets, in full or at all, during the insolvency process.  Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements.  Similarly, the Portfolio Funds will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which they deal. A Manager will seek to minimize the Portfolio Funds' exposure to counterparty risk by entering into such transactions with counterparties a Manager believes to be creditworthy at the time they enter into the transaction.  Certain Strategic Transactions may require the Portfolio Funds to provide collateral to secure their performance obligations under a contract.

Reverse Repurchase Agreements.   Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Portfolio Funds, that the market value of the securities sold by the Portfolio Funds may decline below the price of the securities at which the Portfolio Funds are obligated to repurchase them and that the securities may not be returned to the Portfolio Funds.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions.   Dollar roll transactions involve the risk that the market value of the securities the Portfolio Funds are required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Portfolio Fund sells securities becomes insolvent, the Portfolio Fund’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon a Manager’s ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Hedging Transactions.   The Portfolio Funds may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Portfolio Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Portfolio Funds from achieving the intended hedge or expose the Funds to a risk of loss.  The Portfolio Funds may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk.  It may not be possible for the Portfolio Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Portfolio Funds from the decline in value of the portfolio positions anticipated as a result of such change.  The Portfolio Funds may also be restricted in their ability to effectively manage the portion of their assets that are segregated to cover their obligations.  In addition, it may not be possible to hedge at all against certain risks.

Derivatives. The Portfolio Funds may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by a Portfolio Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Portfolio Fund as a whole. Derivatives permit a Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on the performance of a Portfolio Fund. If a Portfolio Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Portfolio Fund or result in a loss. A Portfolio Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Off-Exchange Transactions.   Certain Strategic Transactions, such as spot and forward contracts and options thereon may not be traded on any exchange ("off-exchange transactions"), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Portfolio Funds may enter into such off-exchange transactions.  Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house.  Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation.  The counterparties will typically not be required to post collateral.  Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Swaps. The Portfolio Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements.  The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Portfolio Funds' exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Portfolio Funds agree to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio Funds' exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio Funds' portfolios.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Portfolio Fund may act as either the buyer or the seller of a credit default swap.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the Portfolio Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Portfolio Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Illiquid Investments.   Investments held by the Portfolio Funds may be or become illiquid which may affect the ability of the Funds to exit such investments and the returns made by the Funds.  Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities.  Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange.  It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for the Portfolio Funds to liquidate positions and thereby might expose the Portfolio Funds to losses.

New Issue Investments.   The rules of FINRA regulate securities firms' activities related to the sale of "new issues" (as defined under applicable FINRA rules) to investment funds if "restricted" persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds.  As a result, to comply with FINRA Rules, where the Portfolio Funds participate in new issues, the Portfolio Funds may only invest where restricted persons' participation in the gains or losses from such investments is limited.  Alternatively, the Portfolio Funds may, in the Managers’ absolute discretion, elect not to participate in new issues.  As a result, all of the Shareholders would be unable to participate in profits attributable to investments in new issues, even where certain Shareholders would not otherwise be so restricted.

When-Issued and Forward Commitment Securities. The Portfolio Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis for hedging or speculative purposes.  These transactions involve a commitment by the Portfolio Funds to purchase or sell securities at a future date (ordinarily at least one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Funds.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Portfolio Funds dispose of their right to acquire a when-issued security prior to their acquisition or dispose of their right to deliver or receive against a forward commitment, they may incur a gain or loss.

Securities Lending. The Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions.  In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Portfolio Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities results in income to the Portfolio Funds. Portfolio Funds may experience a loss in a securities lending arrangement in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.

Direct Investments by the Funds

While it is anticipated that the Funds will generally invest their assets in Portfolio Funds sponsored by the Managers, from time to time the Funds may enter into total return swaps instead of investing directly into a Portfolio Fund in order to obtain the intended exposure to a Manager.  In addition, the Advisor may seek to manage market, interest rate risk or currency risk through the direct use of options, futures or other derivatives in order to reduce the overall volatility of the Funds’ portfolio.  Further, the Advisor may also invest the Funds’ assets in short-term, interest-bearing investments including, without limitation, U.S. government obligations, certificates of deposit, money market accounts, mutual funds and interest-bearing accounts.

To the extent the Funds are holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, they are expected to be invested in cash or "cash-plus" strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk).  These strategies may vary depending on the particular opportunities available in the market at that time.

Borrowing and Lines of Credit

The Funds may borrow money pursuant to a line of credit with a financial institution or other arrangement to purchase portfolio securities and for portfolio management purposes.

ADDITIONAL RISKS

Although the Funds seek to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the Funds' investment program does entail risks.  There can be no assurance that the investment objective of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.  Because the Feeder Fund invests all or substantially all of its investable assets in the Master Fund, the risks associated with an investment in the Feeder Fund is substantially the same as the risks associated with an investment in the Master Fund.  Certain risks associated with an investment in the Funds are set forth below.

Risks Related to the Master and Feeder Funds

No Operating History.   The Funds are recently established investment companies and have no operating history as investment companies registered under the 1940 Act or master and feeder funds.   An investment in the Funds is therefore subject to all of the risks and uncertainties associated with operating in such capacities.

Master/Feeder Structure.  The Master Fund may accept investments from other investors (including other feeder funds) in addition to the Feeder Fund.  Because any such additional feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund.  Smaller feeder funds may be harmed by the actions of larger feeder funds.  For example, investors in a larger feeder fund will have more voting power than investors in smaller feeder funds over the operations of the Master Fund.  If other feeder funds tender for a significant portion of their shares in a tender offer, the assets of the Master Fund will decrease.  This could cause the Feeder Fund’s expense ratios to increase to the extent contributions to the Master Fund through additional subscriptions to the Feeder Fund or other feeder funds do not offset the cash outflows.

Non-Diversified Status.   The Funds are "non-diversified" investment companies.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds' assets that may be invested in the securities of any one issuer.  Although the Advisor will follow a general policy of seeking to diversify the Funds' capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Advisor may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Funds' assets subject to the limits set forth herein.  The Funds will limit the percent of assets held of any one Portfolio Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Funds.  As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Fund could result in a larger reduction in the Funds' NAVs than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

Reliance on the Advisor.   The success of the Funds depends on the expertise of the Advisor and its ability to select Portfolio Funds managed by successful Managers and to make direct investments in securities.  There can be no assurance that the Advisor will be successful in doing so.  In addition, the Advisor is not required to devote its full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of the Advisor will allocate a substantial portion of his or her time to the Funds.  The loss of one or more individuals involved with the Advisor could have a material adverse effect on the performance or the continued operation of the Funds.  If the Advisor is removed, resign or otherwise no longer serves as the investment adviser of the Funds, investments in a large number of Portfolio Funds may be required to be liquidated or may otherwise become unavailable to the Funds, which may have an adverse impact on the Funds' investment performance.

Reliance on Service Providers.   Other than its officers, the Funds have no employees and the Trustees have all been appointed on a non-executive basis.  The Funds must therefore rely upon the performance of service providers to perform their executive functions.  In particular, the Advisor, the Administrator, the Custodian and their respective delegates, if any, will perform services that are integral to the Funds' operations and financial performance.  Failure by any service provider to carry out its obligations to the Funds in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Funds at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Funds' performance and returns to Shareholders.  The termination of the Funds' relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Funds and could have a material adverse effect on the Funds' performance and returns to Shareholders.

Information Technology Systems.   The Funds are dependent on the Advisor for certain management services as well as back-office functions.  The Advisor and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds and Portfolio Funds.  Information technology systems are also used to trade in the underlying investments of the Portfolio Funds.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisor's or a Manager's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology related difficulty could harm the performance of the Funds.  Further, failure of the back-office functions of the Advisor to process trades in a timely fashion could prejudice the investment performance of the Funds.

Misconduct of Employees and of Service Providers.   Misconduct or misrepresentations by employees of the Advisor, Managers or service providers could cause significant losses to the Funds.  Employee misconduct may include binding the Funds or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Funds' or a Portfolio Fund's business prospects or future marketing activities.  Despite the Advisor's due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisor's due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

Legal and Regulatory Risks.   Legal and regulatory changes could occur that may materially adversely affect the Funds.  For example, the regulatory environment for derivative instruments in which Managers may participate is evolving, and changes in the regulation of derivative instruments may materially adversely affect the value of derivative instruments held by the Funds and the ability of the Funds to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Funds to pursue their investment objectives or strategies.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and private equity and hedge funds, and the SEC has recently engaged in a general investigation of hedge funds which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  For example, during 2007, the SEC adopted new anti-fraud rules governing investment advisers to certain pooled vehicles (including certain hedge funds).  Such legislation or regulation could pose additional risks and result in material adverse consequences to the Portfolio Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Managers or the Advisor in order to seek to obtain higher returns.  The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators.  Investor protection may be less efficient than if supervision was exercised by a regulator.  If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

Special Tax Risks. Special tax risks are associated with an investment in the Funds. The Feeder Fund and the Master Fund will elect to, and intend to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Feeder Fund and the Master Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Funds obtain information from the Portfolio Funds in which the Funds are invested.

If before the end of any quarter of its taxable year, the Funds believe that they may fail the asset diversification requirement, the Funds may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Portfolio Funds to bring the Funds into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Funds to pursue because the Master Fund may redeem its interest in a Portfolio Fund only at certain times specified by the governing documents of each respective Portfolio Fund. While relevant provisions also afford the Funds a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Feeder Fund or the Master Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Feeder Fund’s or the Master Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the interests in the Funds and the amount of the Funds’ distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Feeder Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Feeder Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Feeder Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Certain Tax Considerations” below for more information. If the Feeder Fund or the Master Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then such Fund will be subject to a non-deductible 4% excise tax with respect to such Fund’s nondistributed amounts.

In addition, the Funds invest in Portfolio Funds located outside the United States.  Such Portfolio Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the investment by the Funds in such Portfolio Funds and thus on the Shareholders’ investment in the Feeder Fund. See “Certain Tax Considerations” below.

Significant Financial Intermediaries.   To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Funds.  To the extent that such financial intermediary exercises collective influence over such investors' decisions to request repurchase of Shares, the Funds may make larger tender offers than would otherwise be the case.  Substantial acceptance of the Funds' offers to repurchase Shares could require the Funds to liquidate certain of their investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the performance of the Funds and the value of the Shares.

Similarly, if such financial intermediaries exercise collective influence over such investors' voting of such Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisor to the Funds.  If effected, such changes could have a material adverse effect on the performance of the Funds and the value of the Shares.

ERISA Matters.   Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or both, which may be relevant to a decision whether such an investor should invest in a Fund.  There may, for example, be issues whether such an investment is "prudent" or whether it results in "prohibited transactions."  Legal counsel should be consulted by such an investor before investing in a Fund.

Anti-Takeover Provisions in the Agreement and Declaration of Trust.  Each Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Funds or convert the Funds to open-end status.  These provisions could deprive the Shareholders of opportunities to sell their Shares at a premium over NAV.

Liquidity of Shares.   The Funds have been established as closed-end management investment companies designed primarily for long-term investors and are not intended to be trading vehicles.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Funds, may invest all or substantially all of its assets in illiquid investments (as is the Funds' investment practice).  The Advisor believes that unique investment opportunities exist in the market for Portfolio Funds, which generally are illiquid.

Shareholders will have no right to have their Shares redeemed or, because the Funds are not "interval funds" within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Feeder Fund at any time.  While the Feeder Fund expects to offer to repurchase Shares from Shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board.

The Funds may be subject to certain Portfolio Funds’ initial lock-up periods beginning at the time of the Funds’ initial investment in a Portfolio Fund, during which the Funds may not withdraw their investment. In addition, certain Portfolio Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds during late 2008 into 2009). During such periods, the Funds may not be able to liquidate their holdings in such Portfolio Funds in order to meet repurchase requests. In addition, should the Funds seek to liquidate their investment in a Portfolio Fund that maintains a side pocket, the Funds might not be able to fully liquidate their investment without delay, which could be considerable. The Feeder Fund may need to suspend or postpone repurchase offers if the Funds are not able to dispose of their interests in Portfolio Funds in a timely manner.

Repurchases of Shares.   There will be a substantial period of time between the date as of which Shareholders must accept the Feeder Fund's offer to repurchase their Shares and the date such Shareholders can expect to receive payment for their Shares from the Funds.  Shareholders whose Shares are accepted for repurchase bear the risk that the Funds' NAV may fluctuate significantly between the time that they accept the Funds' offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase.  Shareholders will have to decide whether to accept the Feeder Fund's offer to repurchase their Shares without the benefit of having current information regarding the value of the Shares on a date proximate to the date on which the Shares are valued by the Funds for purposes of effecting such repurchases.  Payment for repurchased Shares in the Feeder Fund may require the liquidation of investments in Portfolio Funds or securities earlier than the Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Funds' portfolio turnover.  The Advisor intends to take measures to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Effect of Liquidation on Investment Objective.   If a Fund is in the process of a complete liquidation pursuant to the Agreement and Declaration of Trust, in order to effect an orderly liquidation of such Fund's assets, such Fund may not comply with the investment objective described in this Prospectus during liquidation.

Investment in the Funds is Not Suitable for All Investors.   An investment in the Funds is not appropriate for all investors and is not intended to be a complete investment program.  An investment in the Funds should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment.  An investor could incur substantial, or even total, losses on an investment in a Fund.  The Shares are only suitable for persons willing to accept this high level of risk.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the Shares and any distributions on those Shares can decline.   Inflation risk may also affect the real value of the Funds' investments in securities or underlying Portfolio Funds.

Risks Related to Portfolio Funds

No Prior Operating History.   Certain Portfolio Funds may have no prior or limited operating history upon which the Advisor can evaluate their potential performance.  The past investment performance of funds managed by Managers in which the Funds invest or expect to invest may not be construed as an indication of the future results of an investment in the Funds.

Registration under the 1940 Act and Advisers Act.   Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Funds as investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Advisers Act, in which case the Funds as investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act.

To the extent the Funds purchase non-voting interests in Portfolio Funds, they will not be able to vote on matters that require the approval of the investors of the Portfolio Funds, including matters that could adversely affect the Funds' investments in such Portfolio Funds. The Funds may determine to limit their voting interest in certain Portfolio Funds in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions by purchasing non-voting interests in Portfolio Funds.  In such instances, the Funds will not be able to vote on matters that require the approval of the investors of the Portfolio Funds, including matters that could adversely affect the Funds' investments in such Portfolio Funds.

Limited Liquidity.   Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees.  The Funds' ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Consequently, the Funds' investments in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Funds would be precluded from redeploying their capital to more advantageous investment opportunities.  The risk of illiquidity in a Portfolio Fund is exemplified by the recent turmoil in the markets in which a number of Portfolio Funds have suspended redemptions, resulting in the inability of investors to obtain liquidity in their holding in such Portfolio Fund.  Portfolio Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Funds, and the Advisor may not have experience managing such assets.  It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  In addition, liquidity may be subject to commitments made by the Advisor or the Managers as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

Strategy Risk.   Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses.  Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships).  The strategies employed by the Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration.  There can be no assurance that the trading strategies employed by a Manager will be successful.  For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions.  Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Use of Multiple Managers.   No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Funds.  Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Convergence Risk.   The Funds may invest in Portfolio Funds whose Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued.  In the event that the perceived mispricings underlying one or more Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Managers, the Funds may incur significant losses.

Access to Information from Managers.   The Advisor will request information from Managers regarding their historical performance and investment strategy.  The Advisor will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Advisor by the Managers.  However, the Advisor may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons.  This lack of access to independent information is a significant investment risk.  Furthermore, NAVs received by, or on behalf of, the Funds from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit, which may occur on a date other than March 31st.  Revisions to the Funds' gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Funds' annual audit is completed.

Emerging Managers.   The Funds may invest in Portfolio Funds that are managed by Managers that have managed funds for a relatively short period of time ("Emerging Managers").  The previous experience of Emerging Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms.  Because Emerging Managers may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to alternative fund management, and because there is generally less information available on which to base an opinion of such Emerging Managers' investment and management expertise, investments with Emerging Managers may be subject to greater risk and uncertainty than investments with more experienced alternative fund managers.

Reliance on Key Individuals.   The success of the investment policy of the Funds will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff.  The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund.  Incapacitation or loss of key people within Portfolio Funds may adversely affect such Portfolio Funds and thereby the Funds.  Many Managers may have only one or a limited number of key individuals.  The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Funds.

Manager Risk.   Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from the Managers’ communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although the Advisor will seek to allocate the Funds' assets to Managers whom they believe will operate with integrity and sound operational and organizational standards, the Advisor may have no, or only limited, access to information regarding the activities of the Managers, and the Advisor cannot guarantee the accuracy or completeness of such information.  As a consequence, although the Advisor will monitor the activities of the Managers, it may be difficult, if not impossible, for the Advisor to protect the Funds from the risk of Manager fraud, misrepresentation or material strategy alteration.  The Advisor will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers.  As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards.  The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds.  Shareholders themselves will have no direct dealings or contractual relationships with the Managers.

Monitoring of Portfolio Funds.   Although the Advisor attempts to monitor the performance of all of the Portfolio Funds, the Advisor must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Advisor by the Manager of the Portfolio Fund.  Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Funds to losses.  Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest.  The Advisor has no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Managers.   Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds.  They may also make investments in securities for their own account.  Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds.  In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions.  As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm's length.

Proprietary Investment Strategies.   The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Advisor or the Funds.  The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds.  These strategies may involve risks that are not anticipated by the Managers, the Advisor or the Funds.

Prime Brokers and Custodians.   Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time.  Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.  Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of FINRA or equivalent rules of other regulators to which such prime broker or custodian may be subject.  Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians.  Consequently, Portfolio Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full.  The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Funds' performance and returns to Shareholders.  For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements.   Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship.  Such agreements may provide more beneficial terms to investors other than the Funds by waiving certain terms or allowing such investors to invest on different terms than those on which the Funds have invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), "most favored nation" clauses and disclosure of certain information.  Under certain circumstances, these agreements could create preferences or priorities for such investors.  For example, a Portfolio Fund may offer certain of its investors additional or different information and reporting than that offered to the Funds.  Such information may provide the recipient greater insights into the Portfolio Fund's activities as compared to the Funds in their capacity as investors in such Portfolio Fund, thereby enhancing the recipient's ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Funds about redeeming from the Portfolio Fund.  Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Funds as the remaining investor in the relevant Portfolio Fund.

The Advisor may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Funds' capital.  No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms.  Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Funds and a Manager's other clients in terms of the availability of the benefits of any such agreements.  Furthermore, there may be circumstances where the benefit provided cannot be exercised by all clients simultaneously or where one client directly or indirectly receives a greater benefit due to the participation by another client.  In addition, although the Advisor may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees.   Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.  Certain Managers may also be entitled to receive performance-based fees or allocations, even if the Funds’ overall returns are negative.  Furthermore, Managers may receive compensation calculated by reference to their assets under management.  Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense.   The Funds and Portfolio Funds impose management fees and some Portfolio Funds may also charge performance fees.  In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits of the Portfolio Fund.  Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements.  Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations.  As a result, the Funds, and indirectly Shareholders, will pay multiple investment management and other service provider fees.  In addition to the fees paid indirectly by the Funds to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from 0% to 3% per annum of the average NAV of the Portfolio Funds, and performance fees or allocations are likely to range from 0% to 30% of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period.  Moreover, an investor in the Funds bears a proportionate share of the expenses of the Funds and, indirectly, similar expenses of the Portfolio Funds.  Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  Performance figures issued by the Funds and stated performance targets will be net of these fees and expenses.

Effect of Funds' Repurchases on Diversification of Portfolio Funds.   Although the Funds plan to seek diversification in the investment of its assets, if the Board elect to offer to repurchase Shares, and as a result, a significant number of Shares are tendered, the Funds may not be able to satisfy such repurchase requests from a variety of their Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Funds' diversification strategy.

Capacity Limitations of Portfolio Funds.   Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage.  In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept.  Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Funds and therefore result in differences in portfolio composition.  Any such restrictions or limitations could prevent the Advisor from allocating assets of the Funds to certain Managers and Portfolio Funds with which the Advisor would otherwise like to invest.  In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Funds or other Morgan Creek funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.

If the Advisor's ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Funds' investment objective, and thus their returns, could be negatively impacted.  Furthermore, because of these capacity limitations, it is likely that the Funds' portfolio and the portfolios of other accounts managed by the Advisor will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar.  These distinctions will result in differences in portfolio performance.

Portfolio Valuation.   Shares in Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be.  However, such information may be subject to little independent verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles.  In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by, and at the discretion of, the Administrator or the Advisor.  Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Funds through the Portfolio Funds, the value at which their investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Funds.  In addition, the timing of liquidations may also affect the values obtained on liquidation.  Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant.  In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists.  Accordingly, the values of Portfolio Funds provided to the Funds may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds' financial records.  There can therefore be no guarantee that the Funds' investments could ultimately be realized at the Funds' valuation of such investments.  See "Calculation of Net Asset Value; Valuation."

Ownership of Underlying Investments.   When deciding whether to invest, or continue investing in, Portfolio Funds, the Advisor carries out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund.  Instead, the Advisor relies on audited accounts and other financial information provided to it by the Portfolio Fund.  In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Funds to achieve their investment objective.

Disposition of Securities of Portfolio Funds.   In connection with the disposition of securities of Portfolio Funds, the Funds may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business.  The Funds may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate.  These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Funds.

Currency Hedging.   Where Portfolio Funds offer shares denominated in currencies other than the U.S, Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency.  The Funds will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities.  It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses.  As a result, the performance of such Portfolio Fund (and, thus, the performance of the Funds) could be adversely affected.

Increasing Size and Maturity of Hedge Fund Markets.   The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty.  The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants (such as the proprietary desks of investment banks) may reduce the opportunities available for the Advisor and the Managers to make certain investments or adversely affect the terms upon which investments can be made.  This could reduce the ability of the Funds to generate returns and/or reduce the quantum of these returns.  Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Advisor and the Managers temporarily or permanently.

In addition, it is possible that the Funds may have exposure to the same investment or securities through more than one Portfolio Fund.  Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Funds' exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure.   Although securities held by Portfolio Funds are typically denominated in U.S. Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the U.S. Dollar.  A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly, the NAV of the Funds.  The Funds do not expect to hedge the exchange exposure related to any Portfolio Funds.  To the extent that the Managers themselves seek to hedge non-U.S. exchange risk exposure, they may not be able to do so.

Use of Financing Arrangements by Portfolio Funds.  A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies.  The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies.  Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers.  These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.  For additional information regarding recent events affecting the availability of financing, see "General Market Risks."

Brokerage Commissions and Transaction Costs.   In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided.  Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund.  Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity.

Concentration of Investment Portfolio.   Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Funds, and correspondingly on the Funds, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Funds were not permitted to concentrate their investments to such an extent.  By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.  Moreover, a number of Portfolio Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.  In addition, the Funds are permitted to make direct investments, including, without limitation, in single security positions.  It is possible for the Funds to have a portion of their assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Risks Related to Investment Strategies

This section discusses risks relating to the long/short equity strategy and other types of investment strategies that are expected to be made by the Portfolio Funds.  It is possible that Portfolio Funds will engage in an investment strategy that is not described below, and any such investment strategy will be subject to its own particular risks.

Long/Short Equity.  Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If a Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Portfolio Funds.  Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant short-term declines and experience considerable price volatility during these periods.  In addition, long and short positions may or may not be related.  If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio.  Long/short strategies may increase the exposure of the Funds or Portfolio Funds to risks relating to Strategic Transactions, leverage, portfolio turnover, concentration of investment portfolio and short-selling.  These risks are further described in this section under their respective headings.

General.   Certain of the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds' performance, risk levels, and/or market correlation.  There can be no assurance that any Manager will have success in achieving any goal related to such practices.  The Managers may be unable to, or may choose in their judgment, not to seek to achieve such goals.

The success of a Manager's trading activities will depend on, among other things, the Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets.  Identification and exploitation of the investment strategies to be pursued by a Manager involves a high degree of uncertainty.  No assurance can be given that the Managers will be able to locate suitable investment opportunities in which to deploy all their capital.  A reduction in the volatility and pricing inefficiency of the markets in which a Manager may seek to invest, as well as other market factors, will reduce the scope for a Manager's investment strategies.  Furthermore, certain investment strategies involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor.

Convertible Arbitrage.  This strategy entails the risk that the Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Funds' hedged position.  Recent market events have caused hedge funds to sell large amounts of convertible securities, which has adversely affected the market price of convertible securities.

Merger or Event Driven Arbitrages.   The Portfolio Funds may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or "special situations."  The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that the Managers will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action.  There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Portfolio Funds may be required to sell their investment at a loss.  As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Portfolio Funds may invest, there is potential risk of loss by the Portfolio Funds of their entire investment in such companies.  In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges.  Accordingly, the Portfolio Funds' ability to respond to market movements may be impaired and consequently the Portfolio Funds may experience adverse price movements upon liquidation of their investments, which may in turn adversely affect the Portfolio Funds.  Settlement of transactions may be subject to delay and administrative uncertainties.  An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Funds may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Managers of such companies and may, at times, require active participation by the Portfolio Funds (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies.  Such involvement may restrict the Portfolio Funds' ability to trade in the securities of such companies.  It may also prevent the Portfolio Funds from focusing on matters relating to other existing investments or potential future investments of the Portfolio Funds.  In addition, as a result of their activities, the Portfolio Funds may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager's request on the boards of directors of companies in which the Portfolio Funds have an interest.  It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Portfolio Funds, and thus may be obligated at times to act in a manner that is adverse to the Funds' interests.  The occurrence of any of the above events may have a material adverse effect on the performance of the Funds and consequently on the returns to Shareholders.

Fixed Income Arbitrage.  Fixed income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments. To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Volatility Arbitrage Strategies.  The success of volatility arbitrage strategies depends on the ability of the Managers to accurately assess the relative value of a security in relation to its historical trading range.  However, even if the Managers make an accurate assessment of a security's historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security.  The simultaneous failure of volatility arbitrage strategies among a number of securities may result in significant losses to the Portfolio Funds.

Statistical Arbitrage Strategies.  The success of statistical arbitrage is heavily dependent on the mathematical models used by the Managers in seeking to exploit short-term and long-term relationships among stock prices and volatility.  Models that have been formulated on the basis of past market data may not be predictive of future price movements.  The Managers may select models that are not well-suited to prevailing market conditions.  Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.  In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Overlay (GTAA).  The success of a GTAA strategy depends, in part, on the Managers’ ability to accurately analyze the correlation between various global equity, bond and currency markets.  If the Manager's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the anticipated risk level of market exposure for the GTAA strategy.  In addition, the GTAA strategy may expose the Portfolio Funds to a higher degree of risk relating to Strategic Transactions.

Short-Selling.    Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Funds to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Portfolio Funds in connection with a short-sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ''short squeeze'' can occur, and the Portfolio Funds may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

The SEC recently issued an emergency order that temporarily prohibited any person from short-selling certain publicly traded common equity securities. This prohibition has since expired; however, the imposition of another such emergency order may limit a Manager’s ability to engage in short sales pursuant to the Portfolio Funds' investment objective or negatively impact the return on an investment in which the Manager has sold a security short.

Leverage.    The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Funds may be subject.  The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Funds, which would be greater than if the Portfolio Funds were not leveraged.  As a result, if the Funds' losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Funds could lose their entire investment.  Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Funds' risk and volatility.  To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by Funds.

Special Situations.   In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, take considerable time or result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, the Portfolio Fund may be required to sell its investment at a loss.  Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Portfolio Fund may invest, there is a potential risk of loss by the Portfolio Fund of its entire investment in such companies.

General Market Risks

Market Risk.   Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable.  From time to time, multiple markets could move together against the Funds' investments, which could result in significant losses.  Such movement would have a material adverse effect on the performance of the Funds and returns to Shareholders. The Advisor has no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities.  Economic and market conditions of this nature could result in significant losses for the Funds, which would have a material adverse effect on the performance of the Funds and returns to Shareholders.

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis initially occurring during 2007 and 2008.  Such investments include collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007 and in 2008.  General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Additionally, the federal rescue of the Federal Home Loan Mortgage Corporation ("FHLMC"), commonly referred to as "Freddie Mac," the Federal National Mortgage Association ("FNMA"), commonly referred to as "Fannie Mae," and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and disruption and thus further increase the illiquidity of any investments in issuers that are thinly capitalized.

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Advisor will monitor developments and seek to manage the Funds' portfolio in a manner consistent with achieving the Funds' investment objective, but there can be no assurance that they will be successful in doing so.

The current financial market situation, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets (and in particular the housing and mortgage markets) and may cause further economic uncertainties in the United States and worldwide.  It is difficult to predict how long the financial markets will continue to be affected by these events and the Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.  Given the risks described above, an investment in the Shares may not be appropriate for all prospective investors.  Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Funds.

The prices of the Portfolio Funds' investments, and therefore the NAV of the Funds, can be highly volatile.  Price movements of forward contracts, futures contracts and other derivative contracts in which the Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financing or refinancing.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Portfolio Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Portfolio Funds do invest, including securities owned by the Portfolio Funds.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt to finance their operations.  These developments may increase the volatility of the value of securities owned by the Funds.  These developments also may make it more difficult for the Funds to accurately value their securities or to sell their securities on a timely basis.  These developments could adversely affect the ability of the Portfolio Funds to borrow for investment purposes, if they chose to do so, and increase the cost of such borrowings, which would reduce returns to Shareholders.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Portfolio Funds to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Portfolio Funds and adversely affect the NAV of the Fund’s Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Portfolio Funds' portfolio.

Portfolio Turnover

The Portfolio Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations.  The Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates, and the turnover rate within the Portfolio Funds is expected to be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Portfolio Funds.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Funds and the Portfolio Funds and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Funds.  Prospective investors should read this entire Prospectus and the applicable Agreement and Declaration of Trust and should consult with their own advisors before deciding whether to invest in the Funds.  In addition, as the Funds' investment program or market conditions change or develop over time, an investment in the Funds may be subject to risk factors not currently contemplated or described in this Prospectus.

MANAGEMENT OF THE FUNDS

Board of Trustees

Each Fund's Board has overall responsibility for monitoring and overseeing each Fund's investment program and its management and operations.

Advisor

Morgan Creek Capital Management, LLC (the "Advisor") is the investment advisor for the Funds.  The Advisor, located at 301 West Barbee Chapel Road, Chapel Hill, North Carolina 27517, is a North Carolina limited liability company.  As of August 31, 2011, the Advisor's assets under management were approximately $9.8 billion, including approximately $9.8 billion (on a pro-forma basis) in alternative assets.

Advisory Agreements

The Feeder Fund and the Master Fund are each parties to separate Advisory Agreements with the Advisor (the "Advisory Agreements").  Pursuant to the Advisory Agreements, the Advisor provides the Funds with ongoing investment guidance, policy direction and monitoring of the Funds, subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Funds; buy, retain and sell the Funds' portfolio investments; select brokers or dealers to execute transactions; provide investment research; maintain or cause to be maintained all required books, records, and reports and other information required for the proper operation of the Funds; and furnish all other services required in connection with management of the Funds.

The Advisory Agreements were approved by the Board, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Funds or the Advisor (the "Independent Trustees").  The Advisory Agreements provide that the Master Fund will pay a quarterly management fee in arrears calculated at an annual rate equal to 1.00% of the net assets of the Master Fund as of the last Business Day of such quarter.  The Feeder Fund will not pay a fee to the Advisor so long as the Feeder Fund invests through the Master Fund.

The Feeder Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 2.35%, excluding amortization of acquired fund fees and expenses of the Feeder Fund's average net assets until December 31, 2012.  Expenses borne by the Advisor are subject to reimbursement by the Feeder Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Feeder Fund at any time if it would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of the Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Master Fund level) other than (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Master Fund, (iii) expenses incurred directly or indirectly by the Feeder Fund as a result of   expenses incurred by   a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses).

If within three years following a waiver or reimbursement, the operating expenses of the Feeder Fund that previously received a waiver or reimbursement from the Advisor is less than the expense limit for the Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if:  (1) the Feeder Fund has more than $50 million in assets, (2) the Advisor or an affiliate serves as the Feeder Fund's investment adviser or administrator and (3) the Board of the Feeder Fund has approved in advance the payments to the Advisor at the previous quarterly meeting of the Board.

Matters Considered by the Board

A discussion regarding the basis for the approval by the Feeder Fund's Board, including the Independent Trustees, of its Advisory Agreement will be available in the Feeder Fund's first report sent to Shareholders.

Portfolio Manager

The personnel of the Advisor principally responsible for management of the Funds are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Advisor and its personnel maintain relationships with a large number of managers. The Advisor believes that, as a result of these contacts, the Funds should have access to a large number of Portfolio Funds from which to select.

The personnel of the Advisor who has primary responsibility for management of the Funds is:

Mark W. Yusko. Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004.  Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office.  He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

HISTORICAL PERFORMANCE OF THE ADVISOR

Provided below is a composite showing the historical performance of all accounts that the Advisor manages with substantially similar investment objectives, policies and strategies of the Fund. For comparison purposes, the performance composite is measured against the MSCI World Index – Price Return. The historical performance of the Global Equity Long/Short Portfolio and Emerging Markets Equity Long/Short Portfolio, the two accounts that make up the composite, are also provided below.

The performance returns provided below are not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Master Fund, or the return an individual investor might achieve by investing in the Fund.

Global Equity Long / Short Composite
From July 1, 2005 Inception through September 30, 2011

	Global Equity Long / Short Composite	MSCI World Index - Price
2011 YTD - (1/1/11 - 9/30/11)	(7.53%)	(13.75%)
1 Year Return - (10/1/10 - 9/30/11)	(3.82%)	(6.37%)
3 Year Annualized Return - (10/1/08 - 9/30/11)	1.25%	(2.26%)
5 Year Annualized Return - (10/1/06 - 9/30/11)	2.12%	(4.27%)
Annualized Since Inception	4.76%	(0.63%)
Cumulative Since Inception	33.69%	(3.90%)
Annualized Volatility	13.06%	18.25%
Worst Drawdown	(40.54%)	(55.37%)
Sharpe Ratio (T-bills)	0.25	(0.06)

Global Equity Long / Short Composite Performance - Inception (July 1, 2005) to September 30, 2011

Global Equity Long / Short Portfolio
From July 1, 2005 Inception through September 30, 2011

	Global Equity Long / Short Portfolio	MSCI World Index - Price
2011 YTD - (1/1/11 - 9/30/11)	(5.04%)	(13.75%)
1 Year Return - (10/1/10 - 9/30/11)	(1.65%)	(6.37%)
3 Year Annualized Return - (10/1/08 - 9/30/11)	(2.92%)	(2.26%)
5 Year Annualized Return - (10/1/06 - 9/30/11)	0.56%	(4.27%)
Annualized Since Inception	3.43%	(0.63%)
Cumulative Since Inception	23.46%	(3.90%)
Annualized Volatility	8.98%	18.25%
Worst Drawdown	(24.90%)	(55.37%)
Sharpe Ratio (T-bills)	0.17	(0.06)

Global Equity Long / Short Portfolio Performance - Inception (July 1, 2005) to September 30, 2011

Emerging Markets Equity Long / Short Portfolio
From July 1, 2006 Inception through September 30, 2011

	Emerging Markets Equity Long / Short Portfolio	MSCI World Index - Price
2011 YTD - (1/1/11 - 9/30/11)	(8.49%)	(13.75%)
1 Year Return - (10/1/10 - 9/30/11)	(4.58%)	(6.37%)
3 Year Annualized Return - (10/1/08 - 9/30/11)	4.13%	(2.26%)
5 Year Annualized Return - (10/1/06 - 9/30/11)	3.14%	(4.27%)
Annualized Since Inception	3.32%	(3.34%)
Cumulative Since Inception	18.70%	(16.35%)
Annualized Volatility	18.10%	19.52%
Worst Drawdown	(51.68%)	(55.37%)
Sharpe Ratio (T-bills)	0.17	(0.17)

Emerging Markets Equity Long / Short Portfolio - Inception (July 1, 2006) to September 30, 2011

Note: The table and chart shown above present past performance of the accounts managed by the Advisor on a discretionary basis since July 2005 (composite and Global Equity Long/Short Portfolio) and July 2006 (Emerging Markets Equity Long/Short Portfolio).

The composite performance figures presented above were calculated using a standard methodology that  combines performance for Long/Short accounts managed by the Advisor in a discretionary manner. The individual monthly returns were derived by aggregating the net returns for each account (net of account level fees and expenses and net of underlying manager fees and expenses) and weighting each component using individual account beginning of month assets.  The composite performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Fund's performance.  Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data.

The Fund's results may be lower than the performance figures shown above, which are based on the performance of the accounts, because of, among other things, the differences between the accounts and the Fund in actual fees and expenses.  The Fund's results may also be lower because the accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended, which, were they applicable, could have adversely affected the performance shown above.

Note: It is inappropriate and would be inaccurate for an investor to consider the performance information shown above, either separately or together, as being indicative of the future performance of the Fund. The Advisor has included this performance information because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The Benchmark

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 30, 2011, the index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Broad-based securities indices such as the MSCI World Index are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

PLAN OF DISTRIBUTION

The Feeder Fund is offering Shares at an offering price equal to its then current NAV.    The Feeder Fund has entered into a Distribution Agreement (the "Distribution Agreement") with Town Hall Capital, LLC (the "Distributor"), an affiliate of the Advisor, to provide for distribution of the Shares on a reasonable best efforts basis, subject to various conditions.  The principal office of the Distributor is located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517. The Distributor will enter into selling agreements with Selling Agents that have agreed to participate in the distribution of the Shares.

Generally, the minimum required initial investment by each investor is $50,000, and the minimum subsequent investment is $25,000.  The Feeder Fund, in its sole discretion, may accept investments below these minimums.  A Selling Agent may establish higher minimum investment requirements than the Funds.  The initial closing for purchases of Shares is anticipated to be on or about October 3, 2011, but may be changed by the Feeder Fund in its sole discretion.  It is the obligation of the Selling Agents to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Feeder Fund, acting through the Distributor and the Administrator, will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.  The offering may be terminated by the Feeder Fund or the Distributor at any time.

No market currently exists for the Shares.  The Shares will not be listed on any national securities exchange, and the Funds do not anticipate that a secondary market will develop for the Shares.  None of the Funds, the Advisor, the Distributor or the Selling Agents intends to make a market in the Shares. The Distributor has the exclusive right to distribute Shares through the Selling Agents.  The Distributor's obligation is an agency or "best efforts" arrangement under which neither the Distributor nor any Selling Agent is required to purchase any Shares.

A Selling Agent may engage one or more Sub-Selling Agents.  Selling Agents and Sub-Selling Agents may charge a fee for their services in conjunction with an investment in the Feeder Fund and/or maintenance of investor accounts.  Such a fee is not a sales charge or placement fee imposed by the Feeder Fund or a Selling Agent, and will be in addition to any fees charged or paid by the Feeder Fund.  The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Feeder Fund.

Sub-Selling Agents also may impose terms and conditions on investor accounts and investments in the Feeder Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Feeder Fund, the Selling Agent or any other service provider of the Feeder Fund. Any terms and conditions imposed by a Sub-Selling Agent, or operational limitations applicable to such party, may affect or limit a Shareholder's ability to subscribe for Shares or tender Shares for repurchase, or otherwise transact business with the Feeder Fund. Investors should direct any questions regarding fees, terms and conditions applicable to their accounts, or relevant operational limitations to the Sub-Selling Agent.

The amounts of any such payments may vary among the Selling Agents.  The Advisor may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Shares. The Advisor or its affiliates also may pay from their resources additional compensation to the Selling Agents and/or Sub-Selling Agents in connection with placement of Shares or servicing of Shareholders (if such Selling Agent or Sub-Selling Agent serves as a Sub-Servicing Agent and enters into a servicing agreement with the Servicing Agent, as discussed below). As to each investor referred by a Selling Agent and/or Sub-Selling Agent, or serviced by a Sub-Servicing Agent, such additional compensation may range up to an annual rate of 1% of the value of the Shares.

In some instances, these arrangements could result in receipt by the Selling Agents and/or Sub-Selling Agents and their respective personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which may be available with regard to, or paid in connection with. their placement of shares or interests of a different investment fund. Any Shareholder or prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of the intermediaries to view the Feeder Fund more positively relative to other investment funds not making payments of this nature or making smaller such payments.

Selling Agents that are members of FINRA may not accept any compensation in connection with the Feeder Fund's Shares that exceeds the underwriting compensation limit set by FINRA.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Shareholders will automatically participate in under the Feeder Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares of the Feeder Fund. State Street Bank and Trust Company (the "Agent") acts as the agent for participants under the DRIP.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire or check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by State Street Bank and Trust Company, as dividend disbursing agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A shareholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder's election.

All correspondence concerning the DRIP should be directed to the Agent at One Lincoln Street, Boston, Massachusetts 02111.

ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS

State Street Bank and Trust Company (the “Administrator”, “State Street” or “Custodian”), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111,  provides various administrative, accounting, transfer agency and investor services to the Fund. The Administrator is paid a monthly fee at the annual rate of .07% for these and other services it provides to the Funds.

CUSTODIAN

State Street Bank and Trust Company, a Massachusetts company incorporated under the laws of the Commonwealth of Massachusetts, serves as the Custodian of the assets of the Funds, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Funds are not held by the Advisor or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.

FUND EXPENSES

The Advisor will pay the Fund’s expenses categorized as organizational costs. The Feeder Fund will amortize its offering costs over a 12-month period.

The Funds pay all of their expenses other than those that the Advisor or an affiliate of the Advisor assumes, if any.  The expenses of the Feeder Fund (whether directly or indirectly incurred through the Master Fund) include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, including Portfolio Fund fees and expenses, and enforcing rights in respect of such investments; the management fee payable to the Advisor and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Trustees' fees; directors' and officers' insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Funds, all costs and charges for equipment or services used in communicating information regarding any of the Funds' transactions between either of the Advisor and the Custodian (or other agent engaged by any of the Funds); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders' meetings; expenses of corporate data processing and related services; Shareholder recordkeeping and Shareholder account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Trustees; insurance premiums; and extraordinary expenses such as litigation expenses. The Master Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Shareholders of the Feeder Fund.

The Feeder Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses below specified levels.  See “Management of the Funds – Advisory Agreements”.

In consideration for investor services and administrative assistance, the Feeder Fund, as noted above, pays the Advisor, as Servicing Agent, a quarterly Servicing Fee based on the average month-end net assets of the Feeder Fund over the course of the applicable quarter. The Servicing Fee equals 1% (on an annualized basis) of the Feeder Fund’s average month-end net assets, payable quarterly in arrears. The Servicing Agent may engage one or more sub-servicing agents (each, a “Sub-Servicing Agent”) to provide some or all of the services. Compensation to any Sub-Servicing Agent is paid by the Servicing Agent. The Advisor or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents.

The Advisor bears all of its expenses and its own costs incurred in providing investment management services to the Funds, including travel and other expenses related to the selection and monitoring of Portfolio Funds.  In addition, the Advisor is responsible for the payment of the compensation and expenses of those Trustees and officers of the Funds affiliated with the Advisor, and making available, without expense to the Funds, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Portfolio Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by the Funds.  In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally may pay performance-based fees or allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds.  These expenses, fees, and allocations are in addition to those incurred by the Funds themselves.  As an investor in the Portfolio Funds, the Funds will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

The Funds' fees and expenses will decrease the net profits or increase the net losses of the Funds that are credited to or debited against each Shareholder's capital account.

VOTING

Each Shareholder of a Fund will have the right to cast a number of votes based on the value of such Shareholder's investment percentage in the Fund at any meeting of its Shareholders called by the (i) majority of the Board or (ii) Shareholders holding at least 51% of the total number of votes eligible to be cast by all Shareholders.  Shareholders will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of Trustees and the approval of the Advisory Agreements.  Notwithstanding their ability to exercise their voting privileges, Shareholders are not entitled to participate in the management or control of the Funds' business and may not act for or bind the Funds.

Whenever the Feeder Fund, as a Shareholder in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Advisor without investor approval), the Feeder Fund will hold a meeting of its Shareholders and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its Shareholders.  The Feeder Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete a Feeder Fund's subscription agreement ("Subscription Agreement") and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Feeder Fund.

An investment in the Feeder Fund involves risks and it is possible that an investor may lose some or all of its investment.  In addition, an investment in the Feeder Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Feeder Fund to meet their foreseeable liquidity needs.  Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See "General Risks" and “Additional Risks."  Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Funds.

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" as defined in Regulation D under the 1933 Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act.  An "accredited investor" includes, among other investors, an individual who has: (i) a net worth (or a joint net worth with that person's spouse), immediately prior to the time of purchase, in excess of $1 million, excluding the value of the primary residence; or (ii) income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  A “qualified client” means an individual or company (other than an investment company) that has a net worth (or in the case of an individual a joint net worth with the individual’s spouse) of more than $1,500,000, or that meets certain other qualification requirements set forth in the form of Subscription Agreement attached hereto in Appendix A.  Other categories of "accredited investor," “qualified client” or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement.  Additional requirements are set forth in the form of Subscription Agreement.  Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as “eligible investors.”

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Shares (or any portion thereof) except in accordance with the Agreement and Declaration of Trust.  Existing Shareholders who request to purchase additional Shares are required to qualify as eligible investors and to complete an additional Subscription Agreement prior to the additional purchase.

PURCHASING SHARES

Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the amount of the investor’s purchase, in the manner set forth below:

Investment Amount	Sales Load
Less than $249,999	2%
$250,000-$499,999	1.5%
$500,000-$999,999	1.0%
$1,000,000-$4,999,999	0.5%
$5,000,000 or more	None

The Distributor and/or a Selling Agent may, at its discretion, waive the sales load for the purchase of Shares of the Fund by or on behalf of: (i) purchasers for whom the Distributor, the Advisor, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Advisor and any affiliates of the Distributor or the Advisor; (iii) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (iv) purchasers who use proceeds from an account for which the Distributor, the Advisor, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (v) Selling Agents and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; and (viii) orders placed on behalf of other investment companies that the Distributor, the Advisor or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. The Fund will notify Shareholders of any changes made by the Distributor or a Selling Agent in respect of the investors that are eligible for a waiver of the sales load.

The minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Advisor or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Advisor. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $50,000.

Shares will generally be offered for purchase at NAV as of the first Business Day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.  The Board may also suspend or terminate the sale of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash.  Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase.  A prospective investor must submit a completed Subscription Agreement before the acceptance date set by the Feeder Fund, and a Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement.  The Feeder Fund reserves the right, in its sole discretion, to reject in whole or in part, any subscription to purchase Shares in the Funds at any time.  Although the Feeder Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.  Cleared funds must be available in such account no later than five Business Days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors (the "Subscription Period").  Subscriptions received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Funds will be held by an agent for the Funds.  Any interest earned in such instances will be credited to the Funds and not the investor.  During the Subscription Period for the initial closing, the Funds may use cleared funds for investments in Portfolio Funds.  During this period, all Shares will be issued at the same price.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Feeder Fund that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Feeder Fund, the Distributor or any other service provider of the Funds.  Any terms and conditions imposed by a Selling Agent, or operational limitations applicable to such party, may affect or limit a Shareholder's ability to subscribe for Shares, or otherwise transact business with the Feeder Fund.  Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the Selling Agent.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Feeder Fund to redeem the Shares.  No public market for Shares exists, and none is likely to develop in the future.  Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Feeder Fund, as described below.

Repurchases

The Feeder Fund may, from time to time, repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as its respective Board may determine in its sole discretion.   In determining whether the Feeder Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisor currently expects that it will generally recommend to the Board that the Feeder Fund offer to repurchase Shares from Shareholders quarterly on March 31, June 30, September 30 and December 31.  However, the Feeder Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

The Feeder Fund will require that each tendering Shareholder tender a minimum of $50,000 worth of Shares.

In determining whether to accept the Advisor's recommendation to repurchase interests, the Board may consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Feeder Fund;

•	the liquidity of the Feeder Fund's assets (including fees and costs associated with withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Feeder Fund;

•	the history of the Feeder Fund in repurchasing Shares;

•	the availability of information as to the value of the Feeder Fund's interests in underlying Portfolio Funds;

•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax or regulatory consequences to the Feeder Fund of any proposed repurchases of Shares; and

•	the recommendations of the Advisor.

The Funds will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Funds and to all Shareholders of the Funds.  The value of a Shareholder's Shares that are being repurchased will be equal to their aggregate NAV as of the Valuation Date.  When the Board determines that the Feeder Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Shareholders deciding whether to tender Shares during the period that a tender offer is open may obtain the estimated aggregate NAV of their Shares by contacting the Administrator during the period at the contact number provided in the Shareholder's repurchase materials.

Repurchases will be effective after receipt and acceptance by the Feeder Fund of all eligible written tenders of Shares from its Shareholders.  The Feeder Fund does not impose any charges in connection with repurchases of Shares.

In the event that the Feeder Fund makes a redemption in-kind, only securities listed on a national securities exchange may be used to satisfy an in-kind distribution and such securities will be valued as of their closing price as quoted by the exchange on which such securities are listed on the day of the redemption.   Shareholders may incur tax liability and will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. Shareholders may be unable to liquidate such securities in a timely manner and may receive a lower price upon liquidation of such securities than the value at which such securities were distributed to Shareholders by the Feeder Fund.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Feeder Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, the Feeder Fund expects to employ the following repurchase procedures:

•
If the Board elects to offer to repurchase Shares in the Feeder Fund, the Feeder Fund will send each Shareholder a tender offer that explains the terms and conditions of the repurchase.  This tender offer will be sent to Shareholders at least 20 Business Days prior to the date on which the Shareholder must notify the Feeder Fund that the Shareholder has elected to tender Shares to the Feeder Fund.

•
A Shareholder choosing to tender Shares for repurchase must do so within the Notice Date Period, which generally will be between 115 to 95 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December.  Shares or portions of them will be valued as of the Valuation Date.  This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 7 and September 27.

•
Promptly after the Notice Date Period, the Feeder Fund will issue to each Shareholder whose Shares (or portion of them) have been accepted for repurchase a repurchase instrument (the "Repurchase Instrument"), which will be held by an agent of the Fund, entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date (the "Payment Amount"), of the repurchased Shares.

•
The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable.  A Shareholder who receives a Repurchase Instrument (the "Payee") shall retain all rights, with respect to tendered Shares, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Shareholder of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the Feeder Fund's Agreement and Declaration of Trust.  For purposes of calculating the value of the repurchased Shares, the amount payable to the Payee will take into account and include all Feeder Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the repurchased Shares until the Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence.

•
The initial payment (the “Initial Payment”) with respect to the Repurchase Instrument will be made in an amount equal to at least 90% of the estimated value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date.  The Initial Payment will be made as of the later of (1) approximately the 35 th day after the Valuation Date, or (2) in the sole discretion of the Board of the Master Fund, if the Master Fund had requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Shares, within ten Business Days after the Master Fund has received at least 90% of the aggregate amount so requested to be withdrawn by the Master Fund from the Portfolio Funds.

•
The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Feeder Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.  The Advisor anticipates that the annual audit of the Feeder Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Feeder Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•
Although the amounts required to be paid by the Feeder Fund under the Repurchase Instrument will generally be paid in cash, the Feeder Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.  The Feeder Fund intends to make an in-kind payment only under the limited circumstance where the Feeder Fund receives an in-kind distribution from Portfolio Funds of securities listed on a national securities exchange that the Feeder Fund cannot liquidate itself prior to making the distribution.

If modification of the Feeder Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

In the event that the Advisor or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any tender offer made by the Feeder Fund.

A Shareholder tendering only a portion of its Shares for repurchase will be required to continue to hold Shares with a value of at least $25,000 (or any lower amount equal to the Shareholder's initial subscription amount) after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the value of its Shares in the Feeder Fund to fall below the required minimum, the Feeder Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the value of the Shareholder's Shares is above the minimum or to repurchase all of the Shareholder's Shares.

Payment for repurchased Shares may require the Feeder Fund to liquidate portfolio holdings earlier than the Advisor would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Feeder Fund's investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds.

The Agreement and Declaration of Trust grants the Board the authority to repurchase the Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, if the Board in its sole discretion determines that:

•	the Shares had been transferred or vested in any person in violation of the Feeder Fund's Agreement and Declaration of Trust;

•
ownership of the Shares by a Shareholder or other person is likely to cause the Feeder Fund to be in violation of, or subject the Feeder Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Shares by a Shareholder may be harmful or injurious to the business or reputation of the Feeder Fund, or may subject the Feeder Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•
ownership of the Shares by the Shareholder would cause the Feeder Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the 1933 Act, the Securities Exchange Act of 1934 or the 1940 Act; or

•	if such repurchase would be in the best interest of the Feeder Fund, including, without limitation, in connection with the liquidation or termination of the Feeder Fund.

Transfers of Shares

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including, without limitation, through any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of a Share (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of such Shareholder or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.  No Transfer will be permitted unless the Board of the Feeder Fund concludes that such Transfer will not cause the Feeder Fund to be treated as a "publicly traded partnership" taxable as a corporation for U.S. federal income tax purposes.  Any Transfer made or purported to be made that is in violation of the Feeder Fund's Agreement and Declaration of Trust shall be void and of no effect.  To the extent any Shareholder, Transferee or successor Shareholder is purported to have transferred any economic interest in the Feeder Fund in violation of such Feeder Fund's Agreement and Declaration of Trust, such Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Share of such Shareholder, Transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion and the Shareholder, Transferee or successor Shareholder will forfeit all or such portion of its capital account in connection with such termination as determined by the Advisor in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Shareholder may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of the Shareholder or a Transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board's sole and absolute discretion.

The Board has delegated its decision making authority on Transfers to officers of the Funds and the Advisor. However, such delegation is subject to revocation by the Board at any time.

CALCULATION OF NET ASSET VALUE; VALUATION

Each of the Funds will calculate its NAV as of the last Business Day of each calendar month as noted below, and at such other times as the Board, upon advice from the Advisor, may determine, including in connection with repurchases of Shares.

In determining its NAV, a Fund's assets and liabilities are valued generally as of the last Business Day of each month as follows: (i) within 60 days after the last Business Day of each quarter for purposes of audited year-end financial statements, unaudited semi-annual reports and quarterly filings on Form N-Q, (ii) within 90 days after the last Business Day of each quarter for purposes of processing subscriptions and redemptions and calculating management fees, and (iii) at such other times as subscriptions and redemptions may be approved by the Funds.  See "Additional Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

The NAV of a Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.  Because the Feeder Fund intends to invest all or substantially all of its investable assets in the Master Fund, the value of the assets of the Feeder Fund will depend on the value of its share of the Portfolio Funds or other investments in which the Master Fund invests.

The internal valuation committee of the Advisor and its registered investment advisory affiliates (the "Valuation Committee") oversee the valuation of the Funds' investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the "Valuation Procedures") that the Board has approved for purposes of determining the value of securities held by the Funds, including, if applicable, the fair value of the Funds' investments in Portfolio Funds.  The valuation of the Master Fund’s investments in Portfolio Funds is ordinarily calculated by State Street Bank and Trust Company in its capacity as the Funds’ independent administrator, in consultation with the Advisor. The valuation procedures of the Portfolio Funds in which the Master Fund invests are reviewed by the Advisor.  The Master Fund’s investments are ordinarily based upon valuations provided to it by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds.  As a general principle, the fair valuation of an asset should reflect the amount that the Valuation Committee determines the Funds might reasonably expect to receive for the asset from the current sale of that asset in an arm's-length transaction, based on information reasonably available at the time the valuation is made and that the Funds believe to be reliable.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

A Plan fiduciary considering an investment in a Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any unrelated business taxable income (“UBTI”) to the Plan. See "Certain Tax Considerations."

A FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISOR OR ANY OF ITS AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

CERTAIN TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not U.S. persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are encouraged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Funds.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Feeder Fund and the Master Fund

Each of the Feeder Fund and the Master Fund intends to qualify as a RIC under federal income tax law. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then a Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.

Each Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Feeder Fund expects to be taxed largely at ordinary income rates on gains from the Portfolio Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Feeder Fund. Distributions of the Feeder Fund’s income derived from the Portfolio Funds as well as gains from the disposition of the Portfolio Funds with respect to which the Funds have made a “mark-to-market” election will be taxable to Shareholders at ordinary income rates to the extent of the Feeder Fund’s current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Feeder Fund.  It is expected that a substantial portion, and possibly all, of the Feeder Fund’s distributions will be treated as ordinary income to its Shareholders.

The Feeder Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Funds have made a “qualified electing fund” election as described in more detail below.  Such distributions will generally be taxable to Shareholders as long-term capital gain regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Feeder Fund.  A Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions that he or she receives from the Feeder Fund, regardless of how long the Shareholder has held shares in the Feeder Fund.  Distributions by the Feeder Fund in excess of the Feeder Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Feeder Fund receives distributions of “qualified dividend income” from the Portfolio Funds, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Feeder Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Feeder Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Feeder Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Feeder Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate Shareholders. The Feeder Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Feeder Fund intends to distribute its ordinary income and capital gains at least once annually.

The Feeder Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See “Certain Tax Considerations – Distributions to Shareholders.”

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S federal withholding tax at such lower rate as prescribed by applicable tax treaty, on distributions of the Feeder Fund’s income derived from the Portfolio Funds. Each non-U.S. Shareholder must provide documentation to the Feeder Fund certifying its non-U.S. status.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Feeder Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis in the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Investments in Passive Foreign Investment Companies

The Funds intend to purchase interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”). The Funds intend to elect to either “mark-to-market” the shares that they hold in PFICs at the end of each taxable year or make a “qualified electing fund” election (a “QEF election”) with respect to such shares.

The Funds expect to make the “mark-to-market” election with respect to most of the Portfolio Funds.  If the Funds make such an election with respect to a PFIC, the Feeder Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Funds have elected to mark-to-market will be ordinary income. If the Feeder Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Feeder Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be deferred until sold, at which point the loss will be treated as a capital loss. Although the Feeder Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Feeder Fund may carry forward remaining capital losses for up to eight years following the taxable year in which the loss was recognized. However, the Feeder Fund does not expect to generate significant capital gains from its investments.

As an alternative to the “mark-to-market election,” in certain circumstances the Funds may be able make a QEF election with respect to the shares of a PFIC in which they own shares.  If the Funds make a QEF election, then the Feeder Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Feeder Fund, regardless of whether or not distributions were received from the PFIC by the Feeder Fund.  Losses of the PFIC would not pass through to the Feeder Fund on a current basis; however, the Feeder Fund may ultimately recognize such losses on a disposition of the shares of the PFIC.  The Feeder Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Funds made a QEF election.  Such gain or loss will be treated as long-term capital gain or loss if the Feeder Fund’s holding period in the PFIC  shares is greater than one year at the time of the sale, exchange or other disposition.  In order for the Funds to make a QEF election, the PFIC must annually provide the Funds with certain information regarding the Funds’ share of the PFIC’s net ordinary earnings and net long-term capital gain.  The Funds may not be able to obtain such information from any Portfolio Fund.  Therefore, there can be no assurance that the Funds will be able to make a QEF election with respect to any Portfolio Fund.

By making the mark-to-market election or the QEF election, the Funds may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that they received from PFICs. Accordingly, the Funds may need to borrow money or dispose of their interests in the Portfolio Funds in order to make the required distributions.

If the Funds do not make the “mark-to-market” election or the QEF election, they would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Feeder Fund as a dividend to its Shareholders.

Feeder Fund Tax Returns and Tax Information

The Feeder Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.  After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Feeder Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Feeder Fund.  Shareholders are generally taxable in their state of residence on their share of the Feeder Fund’s income.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service (the “IRS”) in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the operations of the Funds, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Funds.  Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Funds. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Funds also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Funds.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Funds are consistent with their overall investment plans.

PRIVACY POLICIES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, Selling Agents, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) your visits to the Funds' or their affiliates' web sites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former Shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates or Selling Agents to service your account or to provide you with information about other products or services of the Advisor that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former Shareholders to those employees of the Advisor with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former Shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

INQUIRIES

Inquires concerning the Funds and the Shares (including procedures for purchasing the Shares) should be directed to:

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517
(919) 933-4004

FINANCIAL STATEMENTS

The financial statements of the Feeder Fund, the Master Fund and Morgan Creek Opportunity Offshore Fund, Ltd., a Cayman Islands exempted company, substantially all the assets of which were transferred to the Master Fund, are provided on the following pages.

Morgan Creek Global Equity Long/Short Fund
(a Delaware Statutory Trust)

Financial Statements

September 12, 2011

Report of Independent Registered Public Accounting Firm

The Board of Trustees
Morgan Creek Global Equity Long/Short Fund

We have audited the accompanying statement of assets and liabilities of Morgan Creek Global Equity Long/Short Fund (“the Fund”) as of September 12, 2011.  The financial statement is the responsibility of the Fund's management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Morgan Creek Global Equity Long/Short Fund at September 12, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Raleigh, North Carolina
September 28, 2011

Morgan Creek Global Equity Long/Short Fund
(A Delaware Statutory Trust)

Statement of Assets and  Liabilities

September 12, 2011
(in U.S. dollars)

Assets
Cash	$100,000
Deferred offering costs	230,279
Total assets	$330,279

Liabilities
Offering costs payable	$230,279
Total liabilities	230,279
Net assets	$100,000

Net assets consist of
Common stock at par	$100,000
Net assets	$100,000

Net asset value per common share
Equivalent to 100 shares of common stock issued and outstanding, 50,000 shares authorized	1,000.00

See accompanying notes.

Morgan Creek Global Equity Long/Short Fund
Notes to the Financial Statement
September 12, 2011

Morgan Creek Global Equity Long/Short Fund

1. Organization

Morgan Creek Global Equity Long/Short Fund (the “Feeder Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010 pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Feeder Fund has had no operations through September 12, 2011 other than those relating to organizational matters and the sale and issuance of 100 Shares, as defined below, to Morgan Creek Capital Management, LLC. The Feeder Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Feeder Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Feeder Fund is one of three “Feeder” funds in a “Master-Feeder” structure whereby each Feeder Fund invests substantially all of its assets in Global Equity Long/Short Master Fund (the “Master Fund”). The other two feeder funds are the Morgan Creek Opportunity Offshore Fund, Ltd. and the Morgan Creek Global Equity Long/Short Institutional Fund.  The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified, management investment company (notwithstanding its compliance with Subchapter M diversification requirements, as described in more detail below). The Feeder Fund and the Master Fund are collectively referred to herein as the “Funds”.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Funds’ investment adviser. The Master Fund has the same investment objective as the Feeder Fund. The Master Fund’s investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. In order to achieve its investment objective, the Feeder Fund, through the Master Fund, invests in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Master Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities.

The Feeder Fund has a Board of Trustees that has overall responsibility for monitoring and overseeing the Funds’ investment program, management, and operations. A majority of the members of the Board (the “Trustees”) are not “interested persons” (as defined by the 1940 Act) of the Feeder Fund or the Advisor. The same Trustees also serve as the Master Fund’s Board of Trustees, and are collectively referred to herein as the “Board.”

Morgan Creek Global Equity Long/Short Fund
Notes to the Financial Statement (continued)
September 12, 2011

Town Hall Capital, LLC (the "Distributor") acts as the distributor of the shares of beneficial interest of the Feeder Fund (“Shares”) on a best efforts basis, subject to various conditions. The Distributor may engage various brokers, dealers, banks and other financial intermediaries (the “Selling Agents”) to sell Shares. Investments in the Feeder Fund may be made only by eligible investors. Although the Shares will be registered under the Securities Act of 1933 (the "1933 Act"), generally only investors that satisfy the definitions of "accredited investor" as defined in Regulation D under the Securities Act of 1933 (the "1933 Act") and “qualified client” under the Investment Advisers Act of 1940 (the “Advisers Act”) will be eligible investors. Eligible investors who subscribe for Shares and are admitted to the Feeder Fund by the Advisor will become shareholders ("Shareholders") of the Feeder Fund.

Shares of the Feeder Fund will be offered at an initial offering price of $1,000 per Share (plus any applicable sales load as described in more detail in Note 4), and in a continuous monthly offering thereafter at the Feeder Fund’s then current net asset value per Share. The minimum initial subscription for Shares in the Feeder Fund is $50,000 and minimum subsequent subscriptions are $25,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $5,000. The Feeder Fund may accept subscriptions for lesser amounts at the discretion of the Advisor.

Shareholders of the Feeder Fund will not have the right to redeem their Shares. No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Feeder Fund to redeem their respective Shares. The Feeder Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as its Board may determine in its sole discretion. In determining whether the Feeder Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisor currently expects that it will generally recommend to the Feeder Fund’s Board that the Feeder Fund offer to repurchase Shares from Shareholders quarterly on March 31, June 30, September 30 and December 31. The Feeder Fund will require that each Shareholder tender a minimum of $50,000 worth of Shares. However, the Feeder Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

2. Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and in accordance with Accounting Standards Codification (ASC) as set forth by the Financial Accounting Standards Board (“FASB”).  The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Morgan Creek Global Equity Long/Short Fund
Notes to the Financial Statement (continued)
September 12, 2011

Federal Income Taxes

It is the Feeder Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Feeder Fund files tax returns with the U.S. Internal Revenue Service.

Distribution of Income and Gains

The Feeder Fund declares and pays dividends annually from net investment income.  Net realized gains, if any, are distributed at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, the Feeder Fund, through the Master Fund, will generally invest its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies.  As such, the Fund expects that distributions generally will be taxable as ordinary income to the Shareholder.  The Feeder Fund will inform Shareholders of the amount and character of its distributions to Shareholders.

3. Cash

Cash includes cash held on deposit in a segregated account with the Feeder Fund’s custodian.

4. Fund Fees and Expenses

The Feeder Fund will bear all expenses incurred in the business of the Feeder Fund, and indirectly its pro rata portion of all expenses incurred by the Master Fund, including indirectly any charges and fees to which the Master Fund is subject as an investor in the Portfolio Funds.

The Advisory Agreements provide that the Master Fund will pay a quarterly management fee in arrears calculated at an annual rate equal to 1.00% of the net assets of the Master Fund as of the last Business Day of such quarter. The Feeder Fund will not pay a fee to the Advisor so long as the Feeder Fund invests through the Master Fund; however, the Feeder Fund's Shareholders will bear an indirect share of the Master Fund's annualized management fee of 1.00% of the Funds' average net assets, through its investment in the Master Fund. In consideration for investor services and administrative assistance, the Feeder Fund pays the Advisor, as Servicing Agent, a quarterly Servicing Fee based on the average month-end net assets of the Feeder Fund over the course of the applicable quarter. The Servicing Fee equals 1.00% (on an annualized basis) of the Feeder Fund’s average month-end net assets, payable quarterly in arrears. The Servicing Agent may engage one or more sub-servicing agents (each, a “Sub-Servicing Agent”) to provide some or all of the services. Compensation to any Sub-Servicing Agent is paid by the Servicing Agent. The Advisor or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents. There have been no servicing fees or management fees incurred because the Feeder Fund has had no operations through September 12, 2011 other than those relating to organizational matters and the sale and issuance Shares.

Morgan Creek Global Equity Long/Short Fund
Notes to the Financial Statement (continued)
September 12, 2011

The Distributor and Selling Agents may charge Shareholders a sales load of up to 2% of the Shareholder’s purchase. Investments of less than $250,000 will be subject to a maximum sales load of 2%; investments of $250,000—$499,999 will be subject to a maximum sales load of 1.5%; investments of $500,000—$999,999 will be subject to a maximum sales load of 1%; investments of $1,000,000-$4,999,999 will be subject to a maximum sales load of 0.50%; and investments of $5,000,000 or more will not be subject to a sales load. The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors.

The Funds' offering costs may not be subject to the 2.35% expense cap described in more detail in Note 5, at the discretion of the Advisor. The Feeder Fund’s organization and offering costs are estimated at $315,425. The Advisor has borne the organization costs of $85,146. Offering costs of approximately $230,279 will be capitalized and amortized over the 12 month period from the effective date.

5. Expense Limitation and Reimbursement Agreement

The Feeder Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Feeder Fund in order to maintain certain expenses at or below 2.35% (the “Expense Cap”), excluding amortization of offering costs and acquired fund fees and expenses (as described below) of the Feeder Fund's average net assets until December 31, 2012. Expenses borne by the Advisor are subject to reimbursement by the Feeder Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Feeder Fund at any time if it would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include all of the Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Master Fund level) other than (i) Acquired Fund Fees and Expenses (these include the Feeder Fund’s share of operating expenses and performance-based incentive fees of the underlying Portfolio Funds as well as any direct fees charged by such Portfolio Funds in which the Master Fund invests), (ii) any taxes paid by the Master Fund, (iii) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses incurred by a Portfolio Fund, (iv) Amortization of offering costs, (v) dividends on short sales, if any, and (vi) an extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses).

If within three years following a waiver or reimbursement, the operating expenses of the Feeder Fund that previously received a waiver or reimbursement from the Advisor are less than the expense limit for the Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement.

The Advisory Agreements will continue in effect for a period of two years from their effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, subject to approval at least annually.

Morgan Creek Global Equity Long/Short Fund
Notes to the Financial Statement (continued)
September 12, 2011

6. Related Party Transactions

The Feeder Fund currently has outstanding offering costs payable of $230,279 due to the Advisor.

7. Commitments and Contingencies

In the normal course of business, the Feeder Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications.  The Feeder Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made again the Feeder Fund that have not yet occurred.  However, based on experience and knowledge of management, the Feeder Fund expects the risk of loss to be remote.

8. Subsequent Events

Management has evaluated the need for disclosure and/or adjustments to the financial statement resulting from subsequent events through the date the financial statement was issued.  Based on this evaluation, no adjustments to the financial statement were required.

Global Equity Long/Short Master Fund
(a Delaware Statutory Trust)

Financial Statements

September 12, 2011

Report of Independent Registered Public Accounting Firm

The Board of Trustees
Global Equity Long/Short Master Fund

We have audited the accompanying statement of assets and liabilities of Global Equity Long/Short Master Fund (“the Fund”) as of September 12, 2011.  The financial statement is the responsibility of the Fund's management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Global Equity Long/Short Master Fund at September 12, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Raleigh, North Carolina
September 28, 2011

Global Equity Long/Short Master Fund
(A Delaware Statutory Trust)

Statement of Assets and  Liabilities

September 12, 2011
(in U.S. dollars)

Assets
Cash	$100,000
Deferred offering costs	3,960
Total assets	$103,960

Liabilities
Offering costs payable	$3,960
Total liabilities	3,960
Net assets	$100,000

Net assets consist of
Common stock at par	$100,000
Net assets	$100,000

Net asset value per common share
Equivalent to 100 shares of common stock issued and outstanding, unlimited shares authorized	$1,000.00

See accompanying notes.

Global Equity Long/Short Master Fund
Notes to the Financial Statement
September 12, 2011

Global Equity Long/Short Master Fund

1. Organization

Global Equity Long/Short Master Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010 pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund has had no operations through September 12, 2011 other than those relating to organizational matters and the sale and issuance of 100 Shares, as defined below, to Morgan Creek Capital Management, LLC. The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company (notwithstanding its compliance with Subchapter M diversification requirements, as described in more detail below).

The Fund is the “Master” fund in a “Master-Feeder” structure whereby three feeder funds invest substantially all of their assets in the Fund. The three feeder funds are the Morgan Creek Global Long/Short Fund, the Morgan Creek Global Equity Long/Short Institutional Fund (collectively the “Feeder Funds”), and the Morgan Creek Opportunity Offshore Fund, Ltd. (the “Cayman Fund”).  The Feeder Funds, the Cayman Fund, and the Master Fund are collectively referred to herein as the “Funds”.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Funds’ investment adviser. The Fund’s investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. In order to achieve its investment objective, the Fund invests in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities.

The Fund has a Board of Trustees that has overall responsibility for monitoring and overseeing the Fund’s investment program, management, and operations. A majority of the members of the Board (the “Trustees”) are not “interested persons” (as defined by the 1940 Act) of the Fund or the Advisor. The same Trustees also serve as the Feeder Funds’ Board of Trustees, and are collectively referred to herein as the “Board.”

Shares of beneficial interest in the Fund (“Shares”) are being issued solely in private placement transactions that do not involve any “public offering” under the Securities Act. Investments in the Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that persons who are both “accredited investors,” as defined in Regulation D under the Securities Act, and “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

Global Equity Long/Short Master Fund
Notes to the Financial Statement (continued)
September 12, 2011

An investor with a beneficial interest in the Fund (a “Shareholder”) will not have the right to redeem their Shares. No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem their respective Shares. The Fund may from time to time offer to repurchase Shares from its Shareholders, including the Feeder Funds, in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as its Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisor currently expects that it will generally recommend to the Fund’s Board that the Fund offer to repurchase Shares from Shareholders quarterly on March 31, June 30, September 30 and December 31. The Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

2. Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”).  The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income.  Net realized gains, if any, are distributed at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, the Fund will generally invest its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies.  As such, the Fund expects that distributions generally will be taxable as ordinary income to the Shareholder.  The Fund will inform Shareholders of the amount and character of its distributions to Shareholders.

Global Equity Long/Short Master Fund
Notes to the Financial Statement (continued)
September 12, 2011

3. Cash

Cash includes cash held on deposit in a segregated account with the Fund’s custodian.

4. Fund Fees and Expenses

The Fund will bear all of the expenses of its own operations, including, but not limited to, the investment management fee payable to the Advisor (as described below), administration fees to State Street Bank and Trust Company, the Fund’s administrator, and accounting, brokerage, custody, transfer, registration, interest, legal, accounting, audit, tax preparation, investment banking, research, indemnification, tax and other operational expenses, finder’s fees, broker-dealer expenses and extraordinary expenses. The Fund will bear all expenses related to its investment program, including indirectly any charges and fees to which the Fund is subject as an investor in the Portfolio Funds.

The Fund’s organization and offering costs are estimated at $17,961. The Advisor has borne the organization costs of $14,001. Offering costs of approximately $3,960 will be capitalized and amortized over the 12 month period from the effective date.

The Advisory Agreements provide that the Fund will pay a quarterly management fee in arrears calculated at an annual rate equal to 1.00% of the net assets of the Fund as of the last Business Day of such quarter. There have been no management fees incurred because the Funds have had no operations through September 12, 2011 other than those relating to organizational matters and the sale and issuance Shares.

5. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made again the Fund that have not yet occurred.  However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6. Related Party Transactions

The Fund currently has outstanding offering costs payable of $3,960 due to the Advisor.

7. Subsequent Events

Management has evaluated the need for disclosure and/or adjustments to the financial statement resulting from subsequent events through the date the financial statement was issued.  Based on this evaluation, no adjustments to the financial statement were required.

Morgan Creek Opportunity Offshore Fund, Ltd.
(A Cayman Islands Exempted Company)

Financial Statements

March 31, 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors
Morgan Creek Opportunity Offshore Fund, Ltd.

We have audited the accompanying statement of assets and liabilities of Morgan Creek Opportunity Offshore Fund, Ltd. (the “Fund”), including the schedule of investments, as of March 31, 2011, and the related statements of operations, changes in net assets and cash flows for the year then ended.  These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an option on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Morgan Creek Opportunity Offshore Fund, Ltd. at March 31, 2011, and the results of its operations, the changes in its net assets and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United State of America.

/s/Ernst & Young Ltd.
Grand Cayman, Cayman Islands
August 26, 2011

Morgan Creek Opportunity Offshore Fund, Ltd.
(A Cayman Islands Exempted Company)

Statement of Assets and Liabilities

March 31, 2011
(in U.S. dollars)

Assets
Investments in funds, at fair value (cost of $59,623,625)	$71,493,376
Due from investment funds	18,530,388
Investments paid in advance	14,699,170
Cash	979,086
Other assets	14,970
Total assets	$105,716,990

Liabilities
Redemption payable	$3,982,372
Loan payable	2,500,000
Accrued expenses	217,932
Total liabilities	6,700,304
Net assets	$99,016,686

Net assets consist of
Sub-Class A-1 Series One (7,095 shares outstanding at $1,314.90)	$9,328,163
Sub-Class A-3 Series One (38,677 shares outstanding at $1,401.01)	54,186,398
Sub-Class A-4 Series One (5,730 shares outstanding at $1,314.10)	7,530,066
Sub-Class A-5 Series One (15,485 shares outstanding at $861.14)	13,334,660
Sub-Class A-3 (02-08) (3,004 shares outstanding at $891.53)	2,678,324
Sub-Class A-3 (03-08) (1,001 shares outstanding at $880.65)	881,879
Sub-Class A-3 (06-08) (2,003 shares outstanding at $852.57)	1,707,515
Sub-Class A-3 (07-08) (1,202 shares outstanding at $852.41)	1,024,319
Sub-Class A-2 (08-08) (5,007 shares outstanding at $844.12)	4,226,469
Sub-Class A-3 (09-08) (1,001 shares outstanding at $899.56)	900,812
Sub-Class A-3 (11-08) (1,001 shares outstanding at $1,083.80)	1,085,311
Sub-Class A-1 (05-09) (1,001 shares outstanding at $1,084.24)	1,085,712
Sub-Class A-3 (12-09) (1,001 shares outstanding at $1,045.73)	1,047,058
Net assets	$99,016,686

See accompanying notes.

Morgan Creek Opportunity Offshore Fund, Ltd.
(A Cayman Islands Exempted Company)

Schedule of Investments

March 31, 2011
(in U.S. dollars)

			Percent of
Investments in funds, at fair value1,2	Cost	Fair Value	Net Assets	Liquidity4	Next Available Redemption Date5
Asia
Ashoka Offshore Fund	$2,500,000	$2,595,403	2.62%	Quarterly	6/30/2011
Ferox Japan Fund, Ltd.	200,000	99,738	0.10	Illiquid3	N/A
TAO L Holdings, Ltd.	178,957	241,760	0.24	Illiquid3	N/A
Value Partners Hedge Fund, Ltd.	2,500,000	2,589,777	2.62	Monthly	4/30/2011
Total Asia	5,378,957	5,526,678	5.58

Emerging Markets
New Century Holdings XI, LP	104,582	85,012	0.08	Illiquid3	N/A
Sansar Capital Holdings, Ltd	278,359	197,546	0.20	Illiquid3	N/A
SR Global Fund – Emerging Markets Portfolio (Class G)	3,169,278	4,672,930	4.72	Monthly	6/30/2011
Total Emerging Markets	3,552,219	4,955,488	5.00

Energy
Camcap Resources Offshore Fund, Ltd.	121,223	135,433	0.14	Illiquid3	N/A
MLO Private Investment, Ltd.	46,548	47,117	0.05	Illiquid3	N/A
Southport Energy Plus Offshore Fund, Inc.	3,072,352	3,198,961	3.23	Quarterly	6/30/2011
Touradji Global Resources Holdings, Ltd.	1,565,432	1,983,007	2.00	Illiquid3	N/A
Touradji Global Resources Offshore Fund, Ltd.	3,052,794	4,610,849	4.65	Every 3 Years	Various
Total Energy	7,858,349	9,975,367	10.07

Financials
Algebris Global Financials Fund	3,384,721	3,058,373	3.09	Monthly	6/30/2011
SAB Overseas Fund, Ltd.	2,000,000	2,051,189	2.07	Quarterly	6/30/2011
Samlyn Offshore, Ltd.	4,322,517	5,384,865	5.43	Semi-Annually	6/30/2011
TS I Offshore Limited	3,021,007	3,816,312	3.85	Quarterly	6/30/2011
Total Financials	12,728,245	14,310,739	14.44

Global Concentrated
The Children's Investment Fund	2,400,000	2,501,281	2.53	Every 3-5 Years	12/31/2011
Total Global Concentrated	2,400,000	2,501,281	2.53

Global Long/Short
Axial Capital Offshore, Ltd.	$2,690,154	$3,367,784	3.40%	Semi-Annually	9/30/2011
Hound Partners Offshore Fund, Ltd.	3,976,489	3,698,689	3.74	Quarterly	6/30/2011
Tiger Veda, Ltd.	190,954	362,156	0.37	Illiquid3	N/A
Viking Global Equities III, Ltd.	3,143,232	5,043,826	5.09	Every 1-3 Years	Various
Total Global Long/Short	10,000,829	12,472,455	12.60

Healthcare
Biomedical Offshore Value Fund, Ltd.	352,489	493,590	0.50	Illiquid3	N/A
Broadfin Healthcare Offshore Fund, Ltd.	3,000,000	3,016,425	3.05	Quarterly	6/30/2011
Expo Health Sciences Fund, Ltd.	3,500,000	3,683,721	3.72	Quarterly	6/30/2011
Healthcor Offshore, Ltd.	3,700,000	4,250,461	4.30	Quarterly	6/30/2011
Swiftcurrent Offshore, Ltd.	32,622	31,087	0.03	Illiquid3	N/A
Total Healthcare	10,585,111	11,475,284	11.60

Technology
Artis Partners 2X Ltd.	2,000,000	2,066,561	2.09	Monthly	5/31/2011
Tiger Global, Ltd.	5,119,915	8,209,523	8.29	Semi-Annually to Annually	Various
Total Technology	7,119,915	10,276,084	10.38
Total Investments in Investment Funds	59,623,625	71,493,376	72.20

Other assets net of liabilities	–	27,523,310	27.80
Total Net Assets	$59,623,625	$99,016,686	100.00%

1The Fund’s investments are domiciled in the following countries: 94% Cayman Islands, 6% British Virgin Islands.
2The Fund has no indirect concentration in a single issuer through its holdings in the Investment Funds in excess of 5% of Net Assets.
3Illiquid – Investment Fund will periodically redeem depending on cash availability.
4Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
5Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2011 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.

See accompanying notes.

Morgan Creek Opportunity Offshore Fund, Ltd.
(A Cayman Islands Exempted Company)

Statement of Operations

Year Ended March 31, 2011
(in U.S. dollars)

Investment Income
Interest	$4,568
Total investment income	4,568

Expenses
Management fees	413,942
Professional fees	215,956
Loan interest expense and fees	150,472
Administrative fees	103,221
Custody fees	52,468
Director fees	11,245
Other expenses	32,909
Total expenses	980,213
Net investment income	(975,645)

Net realized and change in unrealized gain (loss) on investment funds
Net realized gain on investment funds	9,534,439
Net change in unrealized appreciation on investment funds	(8,233,801)
Net realized and change in unrealized loss on investment funds	1,300,638
Net increase in net assets resulting from operations	$324,993

See accompanying notes.

Morgan Creek Opportunity Offshore Fund, Ltd.
(A Cayman Islands Exempted Company)

Statement of Changes in Net Assets

Year Ended March 31, 2011
(in U.S. dollars)

Increase (decrease) in net assets from operations
Net investment loss	$(975,645)
Net realized gain on investment funds	9,534,439
Net change in unrealized depreciation on investment funds	(8,233,801)
Net increase in net assets resulting from operations	324,993

Increase (decrease) in net assets from capital transactions
Class A-1 share redemptions (17,389 shares)	(20,704,538)
Class A-2 share redemptions (4,623 shares)	(4,868,390)
Class A-3 share redemptions (30,460 shares)	(39,935,602)
Class A-4 share redemptions (1,832 shares)	(2,044,594)
Class B-2 share redemptions (1,036 shares)	(1,046,000)
Class A-1 shares issued (9 shares) (Note 4)	7,666
Class A-2 shares issued (7 shares) (Note 4)	4,649
Class A-1 shares issued redemption fee (16 shares) (Note 6)	20,377
Class A-2 shares issued redemption fee (5 shares) (Note 6)	5,931
Class A-3 shares issued redemption fee (51 shares) (Note 6)	67,028
Class A-4 shares issued redemption fee (5 shares) (Note 6)	6,128
Class A-5 shares issued redemption fee (10 shares) (Note 6)	8,481
Class B-2 shares issued redemption fee (1 shares) (Note 6)	715
Net decrease in net assets resulting from capital transactions	(68,478,149)

Net assets
Beginning of year	167,169,842
End of year	$99,016,686

See accompanying notes.

Morgan Creek Opportunity Offshore Fund, Ltd.
(A Cayman Islands Exempted Company)

Statement of Cash Flows

Year Ended March 31, 2011
(in U.S. dollars)

Cash flows from operating activities
Net increase in net assets resulting from operations	$324,993
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Cash paid for purchases of investment funds	(16,596,809)
Cash received for sales of investment funds	116,312,688
Net realized gain on investment funds	(9,534,439)
Net change in unrealized depreciation on investment funds	8,233,801
Increase in due from investment funds	(7,643,600)
Increase in Investments paid in advance	(14,699,170)
Increase in other assets	(10,105)
Increase in accrued expenses	31,580
Net cash provided by operating activities	76,418,939

Cash flows from financing activities
Capital redemptions	(77,178,080)
Reinvested reimbursement of shares issued	12,315
Proceeds from loans	40,000,000
Repayment of loans	(39,000,000)
Net cash used in financing activities	(76,165,765)
Net increase in cash	253,174

Cash
Beginning of the year	725,912
End of year	$979,086

Supplemental Disclosures
Interest paid	$103,264

See accompanying notes.

Morgan Creek Opportunity Offshore Fund, Ltd.
(A Cayman Islands Exempted Company)

Notes to Financial Statements
March 31, 2011

1. Organization and Nature of Business

Morgan Creek Opportunity Offshore Fund, Ltd. (the Fund), commenced operations on July 1, 2005 and is incorporated under the laws of the Cayman Islands. The Fund is structured as a fund-of-funds whose investment objective is to generate superior long-term investment returns relative to traditional equity benchmarks with significantly lower volatility of returns, a low degree of correlation to traditional portfolios, and limited risk under a wide range of market conditions. The Fund seeks to achieve this objective by investing its assets primarily in funds (collectively, Underlying Funds) with a diversified group of investment managers or in private funds employing a wide range of investment styles and strategies sponsored by investment managers (collectively, Money Managers). By focusing investments with Money Managers who are not constrained by traditional asset management restrictions, such as prohibitions against short selling, leverage, security type or investment concentration, the Fund expects to engage Money Managers within each market segment and investment discipline.

Morgan Creek Capital Management, LLC (the Investment Manager), a North Carolina limited liability company registered as an investment advisor under the Investment Advisors Act of 1940, as amended, serves as the Fund’s investment manager. The Investment Manager also serves as the investment manager to Morgan Creek Opportunity Fund, LP, a Delaware limited partnership that is offered to U.S. investors that utilizes the same investment program as that of the Fund.

2. Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund as of and for the year ended March 31, 2011 have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) and in accordance with Accounting Standards Codification (ASC) as set forth by the Financial Accounting Standards Board (FASB). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

All balances are expressed in United States dollars.

Portfolio Valuation

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the NAV) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Investment Manager.

The Fund will value interests in the Underlying Funds, which are private investment funds sponsored by alternative Money Managers, at fair value, which ordinarily will be the value determined by their respective Money Managers, in accordance with procedures established by the Fund. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by any Underlying Fund does not represent fair value or if any Underlying Fund fails to report a value to the Fund, a fair value determination is made under procedures established by the Investment Manager and under the general supervision of the Board of Directors which is responsible for the overall management and control of the Fund in accordance with its Memorandum and Articles of Association. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The Investment Manager’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence which understands the respective controls and processes around determining net asset value at the Investment Manager of the investee funds. The Investment Manager has designed an ongoing due diligence process with respect to Underlying Funds and their Money Managers, which assist the Investment Manager in assessing the quality of information provided by, or on behalf of, each Underlying Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

Fair Value of Financial Instruments

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2
Other significant observable inputs including fair value of investments with the ability to redeem at net asset value as of the measurement date, or during the first quarter following the measurement date;

Level 3
Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at net asset value as of the measurement date, or during the first quarter following the measurement date.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. As further described in Note 2, the Investment Manager generally uses the net asset value per share of the investment (or its equivalent) reported by the investee fund manager as the primary input to its valuation; however adjustments to the reported amount may be made based on various factors.

An individual fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Manager. The Investment Manager considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Underlying Funds within the hierarchy is based upon the redemption terms of the Underlying Funds and does not necessarily correspond to the Investment Manager’s perceived risk of the Underlying Funds.

All of the Fund’s investments in Underlying Funds have been classified within level 2 or level 3. The Fund generally does not hold any investments that could be classified as level 1, as observable prices are typically not available. Transfers in and/or out of levels are recognized at the date of circumstances that caused the transfer.

The Investment Manager’s belief of the most meaningful presentation of the strategy classification of the Underlying Funds is as reflected in the schedule of investments.

Hedge funds are generally open-end funds as they typically offer subscription and redemption options to investors. The frequency of such subscriptions or redemptions is dictated by such fund’s governing documents. The amount of liquidity provided to investors in a particular fund is generally consistent with the liquidity and risk associated with the underlying portfolio (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors). Liquidity of individual hedge funds vary based on various factors and may include “gates”, “holdbacks” and “side pockets” imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid on the Schedule of Investments.

Assumptions used by the Investment Manager due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

The following table presents the investments in funds carried on the statement of assets and liabilities and net assets by level within the valuation hierarchy as of March 31, 2011.

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total

Asia	$–	$5,185,180	$341,498	$5,526,678
Emerging Markets	–	4,672,930	282,558	4,955,488
Energy	–	3,198,961	6,776,406	9,975,367
Financials	–	14,310,739	–	14,310,739
Global Concentrated	–	–	2,501,281	2,501,281
Global Long/Short	–	3,367,784	9,104,671	12,472,455
Healthcare	–	6,700,146	4,775,138	11,475,284
Technology	–	2,066,561	8,209,523	10,276,084
Total Investments in Funds	$–	$39,502,301	$31,991,075	$71,493,376

The following table includes a rollforward of the amounts for the year ended March 31, 2011 for investments classified within level 3. The classification of an investment within level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Balance at March 31, 2010	Subscriptions in Investment Funds	Redemptions From Investment Funds	Transfers in	Transfers out*	Net Realized Gains/ (Losses)	Net Change in Unrealized Appreciation/ (Depreciation)	Balance at March 31, 2011

Asia	$11,318,674	$5,019,062	$(8,984,883)	$–	$(5,185,180)	$(596,938)	$(1,229,237)	$341,498
Emerging Markets	22,955,187	–	(17,973,931)	–	(4,672,930)	579,178	(604,946)	282,558
Energy	15,843,667	46,548	(5,319,987)	–	(3,198,961)	824,184	(1,419,045)	6,776,406
Financials	42,660,388	2,000,000	(29,197,783)	–	(14,310,740)	2,526,026	(3,677,891)	–
Global Concentrated	5,661,233	–	(4,027,680)	–	–	(772,320)	1,640,048	2,501,281
Global Long/Short	33,924,059	1,000,000	(23,050,953)	–	(3,367,784)	6,167,070	(5,567,721)	9,104,671
Global Macro	7,578,594	–	(7,394,974)	–	–	(1,605,025)	1,421,405	–
Healthcare	18,925,183	6,531,199	(14,934,316)	–	(6,700,145)	536,866	416,351	4,775,138
Technology	11,041,632	2,000,000	(5,428,181)	–	(2,066,561)	1,875,398	787,235	8,209,523
Total	$169,908,617	$16,596,809	$(116,312,688)	$–	$(39,502,301)	$9,534,439	$(8,233,801)	$31,991,075

*
Transfers out of Level 3 represents investments that were previously categorized as Level 3 investments for the year ended March 31, 2010. In accordance with authoritative guidance, these investments are being reclassified as Level 2 investments for the year ended March 31, 2011 as the Fund had the ability to redeem its investments at net asset value as of March 31, 2011 or during the first quarter following March 31, 2011.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying statement of operations.

Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, organizational expenses, administration fees and expenses, and custody expenses. Interest income is recorded when earned. Operating expenses are recorded as incurred.

Income Taxation

The Fund is a Cayman Islands exempted company. Under the current laws of the Cayman Islands, there are no income, estate, transfer, sale or other taxes payable by the Fund. The Investment Manager intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Dividends and certain other income earned through the Fund may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced.

The Investment Manager reviews all tax positions of the Fund to ensure that all positions have been examined and it is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Investment Manager does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not accrue any interest or penalties.

As of March 31, 2011, all tax years from 2007 remain subject to examination by such tax jurisdictions under the statute of limitations. The resolution of tax matters is not expected to have a material effect on the Fund’s financial condition, but may be material to the firm’s operating results for a particular period, depending in part, upon the operating results for that period.

No federal, state or local income taxes have been provided on the profits of the Fund since the partners are individually liable for reporting the taxes on their share of the Fund’s income or loss.

Recognition of Profits and Losses

Change in unrealized appreciation (depreciation) from each of the Underlying Funds is included in the statement of operations as net change in unrealized appreciation (depreciation) on investment funds.

Investment transactions in Underlying Funds are recorded on a trade date basis. Any proceeds received from Underlying Fund redemptions that are in excess of the Underlying Funds’ cost basis are classified as net realized gains on investment funds on the statement of operations. Any proceeds received from Underlying Fund redemptions that are less than the Underlying Funds’ cost basis are classified as net realized loss on investment funds on the statement of operations. Realized gains and losses on investments are calculated based on average cost basis.

Cash

Cash includes cash held on deposit in a segregated account with the Fund’s custodian.

Redemptions

In accordance with the authoritative guidance on distinguishing liabilities from equity, capital redemptions are recognized as liabilities, net of incentive fee, when each of the amounts requested in the redemption notice become fixed, which generally occurs on the last day of a fiscal period. As a result, redemptions paid after the end of the year, but based upon the year-end net asset values, are reflected as redemptions payable. Redemption notices received for which the amounts are not fixed or determinable (i.e., full or partial redemption) remain in capital until the net asset value used to determine the redemption amounts are determined.

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements, (ASU 2010-06). ASU 2010-06 requires additional disclosures in the financial statements relating to transfers in and out of levels 1 and 2 fair value measurements and separate disclosure of purchases, sales, issuances, and settlements in level 3 fair value measurements. In addition, this update provides clarifications on (i) the level of segregation of classes of assets and liabilities disclosed in the valuation hierarchy tables and (ii) disclosures relating to the inputs and valuation techniques, both of which are existing required disclosures under GAAP guidance for fair value measurement and disclosure. The new disclosures and clarifications of existing disclosures are effective for annual reporting periods beginning after December 15, 2009, except for the disclosures about the activity in level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010. The Fund adopted ASU 2010-6 and it did not have a significant impact on its financial statements for the period ended March 31, 2011.

On May 12, 2011, the FASB, together with the International Accounting Standards Board, jointly issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (ASU 2011-04). The adoption of ASU 2011-04 gives fair value the same meaning between GAAP and International Financial Reporting Standards, and improves consistency of disclosures relating to fair value. The Fund is evaluating the impact of ASU 2011-04 on their financial statements.

3. Investments in Funds

The Fund has the ability to liquidate its investments periodically, ranging from monthly to every five years, depending on the provisions of the respective Underlying Fund agreements. As of March 31, 2011, the Fund was invested in twenty-six Underlying Funds. All Underlying Funds in which the Fund invested are individually identified on the schedule of investments. The Underlying Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities.

The Money Managers of substantially all Underlying Funds receive an annual management fee of up to 2% of the Fund’s net assets in the respective Underlying Fund. Management of the Underlying Funds also receive performance allocations of up to 20% of the Fund’s net profit from its investments in the respective Underlying Fund, subject to any applicable loss carryforward provisions, as defined by the respective Underlying Fund agreements.

4. Management Fee and Transactions with Affiliates

The Investment Manager is responsible for the management of the business affairs of the Fund, including management of the Fund’s investments. The Investment Manager receives a quarterly management fee (Management Fee), paid in advance, based on the net assets of the Fund on the first day of such quarter, adjusted for any subscriptions and redemptions. Sub-Class A-1 shares are subject to a 1.0% annual Management Fee and Sub-Class A-2 shares and Sub-Class B-2 shares are subject to a 1.5% annual Management Fee. The Fund, with the consent of the Investment Manager and Directors may, in effect, waive or reduce the Management Fee for shareholders that are members, employees or affiliates of the Investment Manager, relatives of such persons and for certain large or strategic investors. Any reduction of the Management Fee for a shareholder may be effected by providing a rebate to the shareholder in the form of Common Shares of the Fund or by issuing a separate sub-class of Common Shares to any such person. During the year ended March 31, 2011, the Investment Manager earned a management fee of $413,942 of which $12,315 was reimbursed by issuing additional shares.

Don Seymour and David Bree serve as independent directors for the Fund and are paid a fee for their services. For the year ended March 31, 2011, the fee amounted to $11,245. One director of the Fund is also an employee of the Investment Manager and serves in his capacity without compensation.

Subject to a Loss Carryforward provision, at the end of each fiscal year, if the net profits allocable to a Common Share exceed a “hurdle rate” equal to 5% annualized, a 10% incentive fee of such net profit allocable to such Common Share will be paid to the Investment Manager. Additionally, the amount of any incentive fee attributable to any Common Shares redeemed during the fiscal year will be payable to the Investment Manager promptly following the date of such redemption. The Fund, with the consent of the Investment Manager, may waive or reduce the incentive fee for shareholders that are members, employees or affiliates of the Investment Manager, relatives of such persons or for certain large or strategic investors. Any reduction of the incentive fee for a shareholder may be effected by providing a rebate to the shareholder in the form of Common Shares of the Fund or by issuing a separate sub-class of Common Shares to any such person.

Under a Loss Carryforward provision contained in the Fund Agreement, no incentive fee will be made with respect to a particular Common Share for a fiscal year until any net loss previously allocated to Common Share has been offset by subsequent net profit. Any such Loss Carryforward will be subject to reduction for redemptions on a pro rata basis. During the year ended March 31, 2011, the Investment Manager earned no incentive fee.

5. Administration and Custodian Fee

As of November 1, 2010, State Street Bank and Trust Company (State Street) serves as the Administrator to the Fund. During the period November 1, 2010 through March 31, 2011, State Street earned administration fees of $32,000.

Prior to November 1, 2010 Citi Hedge Fund Services Inc. (Citi) served as the Administrator to the Fund. During the period April 1, 2010 through October 31, 2010, Citi earned administration fees of $71,221.

Additionally, JP Morgan Hedge Fund Services (JP Morgan) serves as the Custodian to the Fund. During the year ended March 31, 2011, JP Morgan earned professional fees of $52,468.

6. Share Capital

The Fund has authorized share capital of 5,000,000 common shares (Common Shares) having a par value of $0.01 (US) per share. The number of Common Shares to be purchased will be based on the offering of each Common Share, which will be $1,000. The minimum initial investment is $5,000,000, subject to waiver in the sole discretion of the Directors, however, not below $50,000.

The Fund may issue common shares in one or more classes and series. Class A Shares and Class B Shares are identical except that Class B Shares do not share in profits and losses attributable to any investment by the Fund in “New Issues”, as such term is defined by the U.S. National Association of Securities Dealers, Inc. For the year March 31, 2011, the Fund had five sub-classes of shares, Sub-Class A-1, A-2, A-3, A-4 and A-5. Common Shares of each class and/or sub-class are generally issuable monthly in series of shares. The first series of Common Shares of each class (the Series One Shares) will be issued at the end of the Fund’s initial offering for that class and at the beginning of each fiscal year and the remaining series will generally be sold on a monthly basis during a fiscal year. Management fees and incentive fees were waived for Sub-Class A-3 and Sub-Class A-4 are not charged management fees or incentive fees at the Fund level as those fees are charged outside the Fund. The reason for the different series is to reflect equitably the differing incentive fees attributable to each series. At the end of each fiscal year the other series will be converted into Series One Shares of the relevant class and/or sub-class so that at the beginning of the following fiscal year all Common Shares will be Series One Shares unless (i) a Loss Carryforward attributable to the Series One Shares remains outstanding or (ii) a Loss Carryforward attributable to the Common Shares being converted remains outstanding, in which case such series will not be converted until the end of the year during which its Loss Carryforward was recouped.

A shareholder who owns Sub-Class A-1, A-3, A-4, or A-5 Shares may redeem all or any part of its Capital Account as of the end of the last day of the month that occurs on or after the three year anniversary of the shareholders’ initial investment in the Fund and annually thereafter; provided however, that if a shareholder redeems all or a portion of its shares (i) prior to the one year anniversary of its initial investment in the Fund, the redemption proceeds will be subject to a 3% redemption fee, (ii) on or after the one year anniversary and before the two year anniversary of its initial investment in the Fund, the redemption proceeds will be subject to a 2% redemption fee; and (iii) on or after the two year anniversary and before the three year anniversary of its initial investment in the Fund, the redemption proceeds will be subject to a 1% redemption fee. All redemption fees are payable to the Fund.

A shareholder who owns Sub-Class A-2 Shares or Sub-Class B-2 Shares may redeem all or any portion of its capital account as of the last day of the month that occurs on or after the one-year anniversary of the shareholders’ initial investment in the Fund, and annually thereafter. All redemptions require written notice that must be received by the Fund not less than 95 days’ prior to the redemption date.

If on the date of a redemption by a shareholder, assets of the Fund are invested with a Money Manager who does not permit redemptions, will not honor the Fund’s entire redemption request on such date, or has distributed to the Fund a security or other financial instrument that the Fund is unable to distribute to the redeeming shareholder, then, in the sole discretion of the Fund, payment to the shareholder may be delayed until such time as the Money Manager permits redemption.

Allocation of Net Profit/Losses

Net Profit/Losses are determined and allocated as of the close of business on the last business day of each month to and among the Shareholders where, generally, the net results, either an increase or decrease in net assets available for distribution, is allocated to each shareholder based on its pro rata share of aggregated net assets in the Fund.

Net investment income and net realized and unrealized gains and losses on investments are allocated to shareholders at the end of each fiscal period in proportion to their shareholder accounts as of the beginning of such fiscal period, subject to the performance allocation to the Investment Manager as described in Note 4.

Net Assets

The net asset value of the Fund’s shares are determined on the last business day of each month. Net assets consist of the aggregate amount of cash, securities, and other assets held by the Fund, less its liabilities. The net asset value of a Common Share at any date will be the net assets of the Fund attributable to the relevant series within the relevant class and sub-class divided by the number of Common Shares of that series and sub-class then outstanding.

7. Concentration of Market, Credit, Currency and Geographic Risk

The Fund’s investments may be subject to various risk factors including market, credit, currency and geographic risk. The Fund’s investments may be made internationally and thus may have concentrations in such regions. The Fund’s investments are also subject to the risk associated with investing in Underlying Funds. The Underlying Funds are generally illiquid, and thus there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

Although the majority of the Fund’s investments are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency, the U.S. dollar. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollar. The Underlying Funds may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

In order to obtain more investable cash, the Money Managers may utilize a substantial degree of leverage. Leverage increases returns to investors if the Money Managers earn a greater return on leveraged investments than the Money Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Fund to additional levels of risk including (i) greater losses from investments than would otherwise have been the case had the Money Managers not borrowed to make the investments, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Money Managers’ cost of leverage related to such investments.

8. Significant Shareholders

From time to time, the Fund may have a concentration of shareholders holding a significant percentage of net assets. Investment activities of these shareholders could have a material impact on the Fund. At March 31, 2011, three shareholders collectively held approximately fifty-five percent of net assets.

9. Credit Agreement

The Fund has entered into a credit agreement with Credit Suisse International that bears interest at LIBOR plus 2.00%. The average LIBOR rate for the year ended March 31, 2011 was 0.36%. The maximum aggregate principal amount of credit that may be extended to the Fund at any time is $20,000,000. The credit agreement was renewed on January 31, 2011 and April 1, 2011 and is set to expire on September 30, 2011. The terms of the credit facility include limits on other indebtedness aggregate volatility, minimum net equity and other standard covenants. This credit agreement is not used as leverage, rather to provide bridge financing and meet liquidity needs that may arise. At March 31, 2011, there was a $2,500,000 outstanding balance related to this credit agreement. The lender has a security interest in all direct and indirect investments of the Fund.

10. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

11. Financial Highlights

The following represents the total returns and ratios to average net assets for the year ended March 31, 2011:

	Series A-1	Series A-3	Series A-4	Series A-5
	(Series One)	(Series One)	(Series One)	(Series One)
Per share operating performance
Net asset value at the beginning of the year	$1,290.60	$1,361.48	$1,277.02	$843.12
Loss from investment operations
Net investment loss before incentive fees	(18.72)	(6.42)	(5.98)	(10.17)
Net realized loss and change in unrealized
appreciation on investments funds	43.02	45.95	43.06	28.19
Total gain from operations	24.30	39.53	37.08	18.02
Incentive fees	–	–	–	–
Net asset value at March 31, 2011	$1,314.90	$1,401.01	$1,314.10	$861.14
Total return before incentive fees	1.88%	2.90%	2.90%	2.14%
Incentive fees	0.00%	0.00%	0.00%	0.00%
Total return after incentive fees	1.88%	2.90%	2.90%	2.14%

Ratios to average net assets

Operating expenses	(1.48)%	(0.48)%	(0.48)%	(1.23)%
Incentive fees	0.00%	0.00%	0.00%	0.00%
Operating expenses and incentive fees	(1.48)%	(0.48)%	(0.48)%	(1.23)%
Net investment loss	(1.47)%	(0.48)%	(0.47)%	(1.22)%

Per share data represents the class and series indicated which has been invested in the Fund for the period indicated.

An individual investor’s per share results, total return and ratios may differ based on different management fees, incentive fees, and timing of capital transactions. The ratios do not reflect the Fund’s proportionate share of income and expenses of the underlying portfolio funds.

12. Subsequent Events

For the period April 1, 2011 through August 26, 2011, the date through which the Fund evaluated subsequent events and which the financial statements are available to be issued, the Fund discloses the following subsequent events, which occurred after the balance sheet date.

Effective April 1, 2011 through August 26, 2011, there were redemptions of $8,489,056.

On April 15, 2011, the Fund paid down its Loan payable in the amount of $2,500,000.